As filed with the Securities and Exchange Commission on April 23, 1998

                         Registration No. 33-54116
                                          811-5649



                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C.  20549

                                   FORM N-4

                REGISTRATION UNDER THE SECURITIES ACT OF 1933


                        Pre-Effective Amendment No. __

                        Post-Effective Amendment No.  8

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 21


                     INTRAMERICA VARIABLE ANNUITY ACCOUNT
             (Formerly named First Charter Variable Annuity Account)


                      INTRAMERICA LIFE INSURANCE COMPANY
                              (Name of Depositor)


                  9 Ramland Road  Orangeburg, New York  10962
             (Address of Depositor's Principal Executive Offices)

    (Depositor's Telephone Number, including Area Code)  (914) 398-4440


                              Richard G. Petitt
                      Intramerica Life Insurance Company
                               9 Ramland Road
                          Orangeburg, New York 10962
                   (Name and Address of Agent for Service)


                                   Copy to:

                             Stephen E. Roth, Esq.
                    Sutherland, Asbill & Brennan, L.L.P.
                      1275 Pennsylvania Avenue, N. W.
                       Washington, D. C.  20004-2404




Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

       immediately upon filing pursuant to paragraph (b)
  X    on   May 1, 1998 pursuant to paragraph (b)
       60 days after filing pursuant to paragraph (a)(i) on ____________ pursuant to paragraph (a)(i)
       75 days after filing pursuant to paragraph (a)(ii) on _____________ pursuant to paragraph (a)(ii) of Rule 485


If appropriate check the following box:

       this Post-Effective Amendment designates a new effective date for a previously filed Post Effective Amendment.

                            CROSS REFERENCE SHEET
                           PURSUANT TO RULE 495(a)


Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Registration Statement of Information Required by Form N-4

PART A

Item of Form N-4                          Prospectus Caption

1.   Cover Page                           Cover Page
2.   Definitions                          Definitions
3.   Synopsis or Highlights               Summary; Fee Table
4.   Condensed Financial
     Information                          Condensed Financial Information;
                                          Calculation of Yields and Total
                                          Returns; Other Performance Data
5.   General Description of Registrant,
     Depositor, and Portfolio Companies
    (a)  Depositor                        Intramerica Life Insurance
                                          Company
    (b)  Registrant                       Summary; Intramerica Variable
                                          Annuity Account
    (c)  Portfolio Company                Summary; Scudder Variable Life
                                          Investment Fund
    (d)  Fund Prospectus                  Scudder Variable Life Investment
                                          Fund
    (e)  Voting Rights                    Voting Rights
    (f)  Administrators                   Services Agreement, Records and
                                          Reports, Written Notices and
                                          Requests; Other Inquiries
6.   Deductions and Expenses              Summary; Charges and Deductions
    (a)  General                          Summary; Mortality and Expense
                                          Risk Charge; Contract
                                          Administration Charge; Records
                                          Maintenance Charge; Premium
                                          Taxes; Other Taxes; Transfer
                                          Charges
    (b)  Sales Load                       Summary; Charges and Deductions
    (c)  Special Purchase Plan            Employment-Related Benefit Plans
    (d)  Commissions                      Distribution of the Contract
    (e)  Expenses - Registrant            Summary; Other Taxes
    (f)  Fund Expenses                    Summary; Scudder Variable Life
                                          Investment Fund;
    (g)  Organizational Expenses          N/A

Item of Form N-4                          Prospectus Caption

7.   General Description of the Variable
     Annuity Contracts
    (a)  Persons with Rights              Summary; The Contract;
                                          Distributions Under the
                                          Contract; Voting Rights
    (b)  (i)  Allocation of
              Premium Payments            Summary; Allocation of Net
                                          Payments
        (ii)  Transfers                   Summary; Transfers
       (iii)  Exchanges                   N/A
    (c)  Changes                          Addition, Deletion, or
                                          Substitution of Investments; The
                                          Contract
    (d)  Inquiries                        Records and Reports; Written
                                          Notices and Requests; Owner
                                          Inquiries
8.   Annuity Period                       Summary; Annuity Payments;
                                          Maturity Date; Annuity Income
                                          Options
9.   Death Benefit                        Summary; Death Benefit; Death of
                                          Owner; Employment-Related
                                          Benefit Plans; Annuity Income
                                          Options
10.  Purchases and Contract Value
    (a)  Purchases                        Contract Application and Issuance
                                          of Contracts; Payments;
                                          Allocation of Net Payments;
                                          Account Value; Contract Ownership
    (b)  Valuation                        Account Value
    (c)  Daily Calculation                Account Value
    (d)  Underwriter                      Distribution of the Contract
11.  Redemptions
    (a)  By Owner                         Summary; Full and Partial
                                          Surrender Privileges; Death
                                          Benefit; Annuity Payments;
                                          Annuity Income Options
    (b)  Texas ORP                        N/A
    (c)  Check Delay                      Deferment of Payment and
                                          Transfers
    (d)  Lapse                            Contract Expiration
    (e)  Free Look                        Examination Period
12.  Taxes                                Summary; Certain Federal Income
                                          Tax Consequences
13.  Legal Proceedings                    Legal Proceedings
14.  Table of Contents of the Statement
     of Additional Information            Index to Statement of Additional
                                          Information


PART B
                                          Statement of Additional
Item of Form N-4                          Information Caption

15.  Cover Page                           Cover Page
16.  Table of Contents                    Table of Contents
17.  General Information and History      State Regulation of Intramerica

                                          Statement of Additional
Item of Form N-4                          Information Caption

18.  Services
    (a)  Fees and Expenses
         of Registrant                    N/A
    (b)  Management Contracts             Services Agreement
    (c)  Custodian                        Safekeeping of the Variable
                                          Account's Assets
         Independent Accountants          Financial Statements; Independent
                                          Accountants
    (d)  Assets of Registrant             N/A
    (e)  Affiliated Persons               N/A
    (f)  Principal Underwriter            Part A - Distribution of the
                                          Contract
19.  Purchase of Securities
     Being Offered                        Part A - The Contract;
                                          Distribution of the Contract
20.  Underwriters                         Part A - Distribution of the
                                          Contract
21.  Calculation of Performance Data      Calculation of Yields and Total
                                          Returns
22.  Annuity Payments                     Part A - Annuity Payments;
                                          Annuity Income Options
23.  Financial Statements                 Financial Statements


PART C

Item of Form N-4                          Part C Caption

24.  Financial Statements and Exhibits    Financial Statements and Exhibits
    (a)  Financial Statements             (a)  Financial Statements
    (b)  Exhibits                         (b)  Exhibits
25.  Directors and Officers of the
     Depositor                            Directors and Officers of the
                                          Depositor
26.  Persons Controlled By or Under
     Common Control With the
     Depositor or Registrant              Persons Controlled By or Under
                                          Common Control With the
                                          Depositor or Registrant
27.  Number of Contract Owners            Number of Contract Owners
28.  Indemnification                      Indemnification
29.  Principal Underwriters               Principal Underwriters
30.  Location of Accounts and Records     Location of Accounts and Records
31.  Management Services                  Management Services
32.  Undertakings                         Undertakings
     Signatures                           Signatures

                  SCUDDER  HORIZON  PLAN
                       PROSPECTUS FOR
         FLEXIBLE  PREMIUM  VARIABLE  DEFERRED  ANNUITY

     This Prospectus describes the no sales load Flexible Premium Variable Deferred Annuity (the "Contract") offered by Intramerica Life Insurance Company ("Intramerica"), 9 Ramland Road, Orangeburg, New York 10962. The Contract is designed to provide for accumulation of capital on a tax deferred basis for retirement or other long term purposes. The Contract is available to individuals as well as to certain retirement plans and individual retirement accounts that qualify for special federal income tax treatment. The Contract also may be purchased for use as an Individual Retirement Annuity that qualifies for special federal income tax treatment applicable to "IRAs."
     The Contract currently may be purchased for a minimum initial payment of $2,500. No commission or sales charge is deducted from the purchase payments or from amounts payable upon surrender of the Contract. The Owner of a Contract (the "Owner") may make additional payments subject to certain conditions and limitations.
     The Owner may direct that payments accumulate on a completely variable basis, a completely fixed basis or a combination thereof. To the extent the Owner elects to have payments invested on a variable basis, he or she may allocate all or a portion of the payments to one or more subaccounts (the "Subaccounts") of the Intramerica Variable Annuity Account (the "Variable Account"). Each Subaccount invests exclusively in mutual fund portfolios of the Scudder Variable Life Investment Fund (the "Fund"), an investment company registered under the Investment Company Act of 1940, as amended. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A and Class B shares) for the other portfolios. The Subaccounts invest exclusively in the Money Market Portfolio and Class A shares of the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio, and the Global Discovery Portfolio. (Continued on next page)


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


             The Date of This Prospectus is May 1, 1998

(Continued from cover page)

Class B shares are subject to a 12b 1 fee or charge equal to an annual rate of up to 0.25% of the average daily net asset value of its Class B shares of the applicable portfolio. Class A shares are not subject to such charges. A more complete description of Class A and Class B shares is set forth in the attached prospectus for the Fund. Scudder Kemper Investments, Inc. acts as sole investment adviser to the Fund. The Owner bears the complete investment risk for all payments allocated to the Variable Account.

     This Prospectus sets forth the information that a prospective investor should know before investing in the Contract. Please read it carefully and retain it for future reference. A Statement of Additional Information about the Contract and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost by writing to Intramerica Life Insurance Company, 9 Ramland Road, Orangeburg, New York 10962 or by calling
(800) 833 0194. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.


                     TABLE OF CONTENTS

                                                             Page

DEFINITIONS                                                    1
SUMMARY                                                        5
FEE TABLE                                                      9
CONDENSED FINANCIAL INFORMATION                               11
  Financial Statements for the Variable Account
   and Intramerica                                            13
CALCULATION OF YIELDS AND TOTAL RETURNS                       13
OTHER PERFORMANCE DATA                                        14
INTRAMERICA AND THE VARIABLE ACCOUNT                          15
  Intramerica Life Insurance Company                          15
  Intramerica Variable Annuity Account                        16

  Agreements with Allstate Life Insurance Company of New York 17

SCUDDER VARIABLE LIFE INVESTMENT FUND                         17
  Addition, Deletion, or Substitution
   of Investments                                             20
THE CONTRACT                                                  21
  Contract Application and Issuance of the Contract           21
  Examination Period                                          22
  Payments                                                    22
  Allocation of Net Payments                                  24
  Transfers                                                   24
  Account Value                                               27
  Contract Ownership                                          29

  Assignment of the Contract                                  29
DISTRIBUTIONS UNDER THE CONTRACT                              30
  Full and Partial Surrender Privileges                       30
  Annuity Payments                                            32
  Annuity Income Options                                      33
  Maturity Date                                               34
  Death Benefit                                               35
  Beneficiary Provisions                                      36
  Death of Owner                                              36
  Employment Related Benefit Plans                            36
CHARGES AND DEDUCTIONS                                        37
  Mortality and Expense Risk Charge                           37
  Contract Administration Charge                              38
  Records Maintenance Charge                                  38

                                 i

                       TABLE OF CONTENTS

                                                             Page
  Premium Taxes                                               38
  Other Taxes                                                 39
  Transfer Charges                                            39
  Charges Against the Fund                                    39
CERTAIN FEDERAL INCOME TAX CONSEQUENCES                       39
  Tax Status of the Contract                                  40
  Taxation of Annuities                                       44
  Taxation of Intramerica                                     47
GENERAL PROVISIONS                                            48
  The Contract                                                48
  Deferment of Payment and Transfers                          48
  Contract Expiration                                         48
  Misstatement of Age or Sex                                  48
  Nonparticipating Contract                                   49
  Written Notices and Requests:
  Owner Inquiries                                             49
  Records and Reports                                         49

  Year 2000 Disclosure                                        49


SERVICES AGREEMENT                                            50

DISTRIBUTION OF THE CONTRACT                                  50
THE GENERAL ACCOUNT                                           51
VOTING RIGHTS                                                 52
LEGAL PROCEEDINGS                                             53
ADDITIONAL INFORMATION                                        53
TABLE OF CONTENTS FOR STATEMENT
  OF ADDITIONAL INFORMATION                                   54

If you have any questions about your Contract, please call or write our home office at 9 Ramland Road, Orangeburg, New York 10962, (800) 833 0194.
        The Contract is available only in the State of New York.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                 ii
DEFINITIONS

     Account Value     The total on any Valuation Date of the amount(s) in
the Subaccount(s) and the General Account of a Contract. The Account Value is referred to as the Accumulated Value in the Contract.

     Age     The Annuitant's age on his or her birthday nearest to the
Contract Anniversary.

     Annuitant     The person whose life is used to determine the duration
and amount of any Annuity Payments and upon whose death, if it occurs prior to the Maturity Date, a Death Benefit under the Contract is paid.

     Annuity Income Option     One of the ways the Owner may elect to
receive Annuity Payments.

     Annuity Payments     A series of payments made under an Annuity Income
Option if the Annuitant is living on the Maturity Date and the Contract is in force at such time.

     Beneficiary     The person(s) designated under the Contract to receive
the benefits of the Contract if no Owner is living.

     Code     The Internal Revenue Code of 1986, as amended, or any
successor provision or provisions.

     Contract     The no sales load Flexible Premium Variable Deferred
Annuity offered by Intramerica and described in this Prospectus. It includes the Contract, any endorsements and amendments, application, and financial questionnaire.

     Contract Anniversary     The same date in each year as the Contract
Date.

     Contract Date     The date set forth in the Contract that is used to
determine Contract Months, Contract Years and Contract Anniversaries. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of a month, in which case the Contract Date will be the 28th of the same month.

     Contract Month     A period beginning on a Monthly Anniversary and
ending on the day immediately preceding the next Monthly Anniversary.

     Contract Year     A period beginning on a Contract Anniversary and
ending on the day immediately preceding the next Contract Anniversary.

     Death Benefit     An amount equal to the greater of the Account Value
or the Guaranteed Death Benefit of the Contract, payable in the event of the death of the Annuitant prior to the Maturity Date.

     Declaration Period     A period of time specified by Intramerica of
not less than one year or more than five, during which specified rates of interest will be paid on amounts allocated to the General Account.

     Effective Date     A date within two business days after a completed
application and the full initial Payment have been received by Intramerica.

     Examination Period     The period of time during which the Owner may
cancel the Contract and receive a refund of the initial Payment plus or minus any gains or losses on investments in the selected Subaccount(s) and/or interest earned on amounts allocated to the General Account. The Owner may cancel the Contract within thirty days after receiving such Contract.

     Fund     The Scudder Variable Life Investment Fund, an open end,
diversified management investment company in which the Subaccounts invest.

     General Account     The account containing assets of Intramerica other
than those allocated to the Variable Account or any other separate account. It provides for a minimum rate of accumulation that will be fixed and guaranteed for a period of not less than one year or more than five.

     Guaranteed Death Benefit     The sum of the Payments made less any
partial surrenders.

     Home Office     The principal office of Intramerica, located at 9
Ramland Road, Orangeburg, New York 10962.

     Intramerica       Intramerica Life Insurance Company.
     Joint Annuitant     If Annuity Income Option 2 is selected, the person
designated by the Owner whose life, in addition to the life of the Annuitant, is used to determine the amount and duration of Annuity Payments.

     Joint Owner     The person sharing the privileges of ownership as
stated in the Contract. If a Joint Owner is named, Intramerica will presume ownership to be as joint tenants with right of survivorship.

     Maturity Date     The date on which Annuity Payments are scheduled to
begin if the Annuitant is living.

     Monthly Anniversary     The same date in each month as the Contract
Date.

     Net Payment     The Payment less any applicable premium taxes.

     Nonqualified Contract     A Contract other than a Qualified Contract.

     Owner     The person having the privileges of ownership stated in the
Contract, including the right to receive Annuity Payments if the Annuitant is living on the Maturity Date and the Contract is in force.

     Payment     Any initial or subsequent investment in the Contract.
Payments are referred to as Premiums in the Contract.

     Portfolio     One of the separate investment portfolios of the Fund in
which the Variable Account invests. They are: the Money Market Portfolio and Class A shares of the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio, and the Global Discovery Portfolio.

     Proof of Death     One of the following:  (i) a certified copy of a
death certificate, (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to Intramerica.

     Qualified Contract     A Contract that qualifies as an individual
retirement annuity under Section 408(b) of the Code (including a Roth individual retirement annuity under Section 408A of the Code) or a Contract purchased and held by a retirement plan or as an individual retirement account (including a Roth individual retirement account under Section 408A of the Code) that qualifies for special federal income tax treatment under
Section 401(a) or 408(a) of the Code.


     SEC     Securities and Exchange Commission.

     Subaccount     An investment division of the Variable Account.  Each
Subaccount invests in shares of a different Fund Portfolio.

     Unit Value     The value of each unit which is calculated each
Valuation Period. It is similar to the net asset value of a mutual fund. The Unit Value for each Subaccount is stated in the section of the prospectus entitled "CONDENSED FINANCIAL INFORMATION" under the heading "Accumulation Unit Value".

     Valuation Date     Each day on which valuation of the assets of the
Variable Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     Valuation Period     The period that begins at the close of one
Valuation Date and ends at the close of the next succeeding Valuation Date.

     Variable Account     Intramerica Variable Annuity Account, which is a
separate account of Intramerica consisting of assets allocated under the Contract to the Variable Account and assets allocated under other variable annuity contracts issued by Intramerica.

     Written Notice (or Written Request)     A notice or request made in
writing by the Owner or other person to Intramerica. Such notice or request must be on the form provided by Intramerica and/or contain such information as Intramerica requires to process the notice or request. All written notices and requests must be sent to Intramerica at its Home Office.

     1940 Act     The Investment Company Act of 1940, as amended.



SUMMARY


    This summary contains certain basic information about the Contract. The following questions and answers should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

Why should a person consider purchasing the Contract?

     The Contract is designed to provide for accumulation of capital on a tax deferred basis for retirement or other long term purposes.

How can the Contract be purchased?

     The Contract currently may be purchased for a minimum initial Payment of $2,500. No commission or sales charge is deducted from the purchase price or from amounts payable upon surrender of the Contract. An Owner may make additional Payments under the Contract, subject to certain conditions and limitations, and will not be charged a commission or sales charge for such additional Payments invested in the Contract. (See "Contract Application and Issuance of the Contract," p. 21 and "Payments," p. 22)

Can this Contract be used as an IRA?

     Yes, the Contract is available to individuals purchasing individual retirement annuities. It is also available to certain retirement plans and retirement accounts that qualify for special federal income tax treatment. Intramerica requires that persons purchase separate Contracts if they desire to invest moneys qualifying for different annuity tax treatment under the Code.

What investments are available under the Contract?

     Currently, the Owner may invest in the following Subaccounts for a variable rate of return or the General Account for a fixed rate of return. The Subaccounts are: Money Market, Bond, Capital Growth, Balanced, Growth and Income, International, and Global Discovery. Each Subaccount invests in Class A shares of the corresponding mutual fund Portfolio. All Portfolios are part of the Scudder Variable Life Investment Fund. The assets of each Portfolio are held separately from the other Portfolios and each has separate investment objectives and policies which are described more fully in the accompanying prospectus for the Fund. The investment adviser for the Portfolios is Scudder Kemper Investments, Inc. (See "Scudder Variable Life Investment Fund," p. 17)


How are Payments allocated under the Contract?

     Payments may be allocated to one or more Subaccounts and/or the General Account, as selected by the Owner. Each Subaccount invests in a separate mutual fund Portfolio with distinct investment objectives and policies. The Account Value will vary with the investment performance of the selected Subaccount(s) and the corresponding mutual fund Portfolio(s). The Owner bears the complete investment risk for all Payments invested in the Subaccount(s). Payments allocated to the General Account will earn interest at rates declared and guaranteed by Intramerica. (See "Allocation of Net Payments," p. 24, "Intramerica Variable Annuity Account," p. 16 and "The General Account," p. 51)

What is the purpose of the Variable Account?

     The Variable Account was established under the laws of the State of New York, to invest payments received under variable annuities including the Contract. Under New York law, the assets in the Variable Account associated with the Contract generally are not chargeable with the liabilities arising out of any other business conducted by Intramerica. To the extent that an Owner allocates amounts to the Variable Account, the Account Value will vary in accordance with the investment performance of the selected Subaccounts. Therefore, the Owner bears the entire investment risk under the Contract for amounts allocated to the Variable Account.
(See "Intramerica Variable Annuity Account," p. 16)

     The Variable Account was originally established on June 8, 1988 by First Charter Life Insurance Company ("First Charter"). On November 1, 1992, the Variable Account was transferred from First Charter Life Insurance Company to Intramerica pursuant to a merger of First Charter with and into Intramerica. See "Intramerica and the Variable Account," p. 15.

Can assets be transferred within the Contract?

     Yes. The Owner has the flexibility to transfer assets among the Subaccounts and from the Subaccounts to the General Account at any time. Amounts may be transferred within the General Account and from the General Account to the Subaccounts at the end of a Declaration Period. Currently, no charge is being imposed for any transfers among the Subaccounts or to
the General Account.  Intramerica          may at any time in the future
impose a transfer charge of $20 for the third and each subsequent transfer request made during a Contract Year. (See "Transfers," p. 24)

What are the current charges and deductions associated with the Contract?

     Deductions will be made from the Contract's Account Value in the
Subaccounts on a daily basis for (i) costs incurred          in
administering the Contract at an annual rate of .30% of the value of net
assets in each Subaccount and (ii) the assumption              of certain
mortality and expense risks in connection with the Contract at an annual rate of .40% of the value of net assets in each Subaccount. These charges are not imposed on amounts allocated to the General Account. (See "Charges and Deductions," p. 37)
     Currently, Intramerica does not charge an annual maintenance fee. However, the Contract permits Intramerica to deduct an amount up to $40. (See "Records Maintenance Charge," p. 38)
     No premium tax currently is payable by Intramerica under New York law. Intramerica reserves the right to deduct any premium taxes payable in respect of any future Payments. (See "Premium Taxes," p. 38)
     The charges noted above are those currently being deducted by Intramerica. For a more detailed discussion, including maximum level charges set forth in the Contract, see "Charges and Deductions," p. 37.
     The net asset values of the Subaccounts reflect the investment
advisory fee and other expenses incurred by the Fund.   (See "Charges
Against the Fund," p. 39)

What are the annuity benefits under the Contract?

     If the Annuitant is living on the Maturity Date and the Contract is in force, Annuity Payments will be made to the Owner in accordance with the terms of the Contract and the Annuity Income Option selected by the Owner. Three Annuity Income Options are currently available: (i) a life annuity with installment refund, (ii) joint and survivor life annuity with installment refund and (iii) installments for life. In addition, the Owner may select any other Annuity Income Option which is offered by Intramerica on the Maturity Date of the Contract. The amount of the Annuity Payments under the selected Annuity Income Option will be fixed at the Maturity Date.

What other distributions can be made under the Contract?

     A full or partial surrender of the Contract may be made at any time, subject to certain conditions. No commission or surrender charge is deducted from the Account Value upon a full or partial surrender. No full or partial surrender may be made after the Maturity Date or the Annuitant's death. (See "Full and Partial Surrender Privileges," p. 30) If the Annuitant dies before the Maturity Date, the greater of the Account Value
or the Guaranteed Death Benefit will be paid to the Owner.   (See "Death
Benefit," p. 35) If the Owner of a Nonqualified Contract dies before the Maturity Date and prior to the Annuitant's death, the Account Value will be paid in a lump sum no later than five years following the Owner's death. (See "Death of Owner," p. 36)

What are the federal income tax consequences of investment in the Contract?

     With respect to Owners who are natural persons, there should be no federal income tax payable on increases in the Account Value until there is a distribution (e.g., a Surrender or Annuity Payment) or deemed distribution (e.g., a pledge or assignment of the Contract) under the Contract. Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the taxpayer elects otherwise. In addition, a penalty tax may apply to distributions or deemed distributions under certain circumstances. (See "Certain Federal Income Tax Consequences," p. 39)

Can the Contract be returned after it is delivered?

     Yes. The Contract contains a provision for an Examination Period which permits the Owner to cancel a Contract by returning it within thirty days after receipt. Upon return of the Contract to our Home Office, Intramerica will refund the initial Payment plus or minus any investment experience on amounts allocated to the Subaccounts and interest earned on amounts allocated to the General Account. (See "Examination Period," p.
22)



                            FEE TABLE

     This Fee Table illustrates the current charges and deductions under the Contract, including fees and expenses of the Fund for the 1997 calendar year. The purpose of this table is to assist in understanding the various cost and expenses that the Owner will bear directly and indirectly. Information pertaining to the Fund has been provided by the Fund. For more information on the charges described in this Table, see "CHARGES AND DEDUCTIONS" and the Fund's prospectus, a current copy of which accompanies this Prospectus.

Contract Owner Transaction Expenses
     Sales Load Imposed on Payments                          NONE
     Deferred Sales Load                                     NONE
     Surrender Fee                                           NONE
     Transfer Charge (transfers made between Subaccounts and/or to the General Account during a Contract Year) NONE

Annual Records Maintenance Charge                            NONE

Variable Account Annual Expenses
     (as a percentage of Account Value)
     Contract Administration Charge                         0.30%
     Mortality and Expense Risk Charge                      0.40%
     Total Variable Account Annual Expenses                 0.70%

Fund Annual Expenses (as a percentage of average net assets for the 1997 calendar year)

                                                      Total
                                                      Portfolio
                          Management      Other       Operating
                             Fees         Expenses    Expenses

Money Market Portfolio       0.37%        0.09%        0.46%
Bond Portfolio               0.48%        0.14%        0.62%
Capital Growth Portfolio     0.47%        0.04%        0.51%
Balanced Portfolio           0.48%        0.09%        0.57%
International Portfolio      0.83%        0.17%        1.00%
Growth and Income Portfolio  0.48%        0.10%        0.58%
Global Discovery Portfolio   0.67%        0.83%        1.50%*



* Scudder Kemper Investments, Inc. (the Adviser) voluntarily did not impose part of its management fee in 1997. Had the fee been imposed, the management fee would have been 0.975% and the ratio of operating expenses to average net assets for the year ended 12/31/97 would have been 1.79% for the Global Discovery Portfolio.

Example

The following example illustrates the expenses the Owner would pay on a $1,000 investment, assuming 5% annual return on assets, if the Owner continued the Contract, surrendered or annuitized at the end of each period:

                            1 Year   3 Years   5 Years   10 Years

Money Market Subaccount      $12      $37       $64       $141
Bond Subaccount              $13      $42       $72       $159
Capital Growth Subaccount    $12      $38       $66       $147
Balanced Subaccount          $13      $40       $70       $153
International Subaccount     $17      $54       $92       $201
Growth and Income Subaccount $13      $41       $70       $155
Global Discovery Subaccount  $22      $69      $118       $253


     The fee table and example set forth above are based upon the current level of charges deducted under the Contract. Intramerica reserves the right to increase the Mortality and Expense Risk Charge to .70% per year, establish a Records Maintenance Charge of up to $40 per year and impose a transfer charge of $20 for the third and each subsequent transfer request made during a Contract Year. For a more detailed description of all charges set forth in the Contract, see "CHARGES AND DEDUCTIONS."




     This example should not be considered representative of past or future expenses, performance or returns. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical; actual annual returns may be more or less than the assumed return.



C O N D E N S E D   F I N A N C I A L   I N F O R M A T I O N

     The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information.

     The following table sets forth certain information regarding the Subaccounts for a Contract for the period from commencement of business operations through December 31, 1997.


                             Money Market Subaccount
               Accumulation Unit Value     Number of Accumulation
                  At End Of Year             Units At End Of Year
1997                   18.869                      226,875
1996                   18.056                      238,274
1995                   17.300                      243,859
1994                   16.494                      268,339
1993                   16.019                      131,078
1992                   15.729                      125,768
1991                   15.331                       47,824
1990*                  14.598                       26,377

* Operations Commenced July 11, 1990 with a Unit Value of 14.167.



                             Bond Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year          Units At End Of Year
1997                    24.894                     79,182
1996                    22.979                     85,140
1995                    22.508                     96,927
1994                    19.181                     94,625
1993                    20.287                     98,676
1992                    18.179                     96,098
1991                    17.109                     62,249
1990*                   14.653                      6,283

* Operations Commenced July 11, 1990 with a Unit Value of 13.877.



                             Capital Growth Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year          Units At End Of Year
1997                    45.649                    258,472
1996                    33.863                     85,140
1995                    28.388                     96,927
1994                    22.222                     94,625
1993                    24.773                     98,676
1992                    20.638                     96,098
1991                    19.514                     62,249
1990*                   14.096                      6,283

* Operations Commenced July 11, 1990 with a Unit Value of 15.820.



                             Balanced Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year          Units At End Of Year
1997                    34.936                    129,522
1996                    28.326                    143,029
1995                    25.496                    139,688
1994                    20.270                    127,222
1993                    20.840                    148,473
1992                    19.531                    119,541
1991                    18.389                     37,971
1990*                   14.592                      7,381

* Operations Commenced July 11, 1990 with a Unit Value of 15.401.




                             International Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year          Units At End Of Year
1997                    33.560                    261,369
1996                    30.987                    305,834
1995                    27.188                    302,226
1994                    24.641                    339,372
1993                    25.027                    261,484
1992                    18.287                      84,950
1991                    19.003                      36,962
1990*                   17.174                      12,741

* Operations Commenced July 11, 1990 with a Unit Value of 20.228.



                             Growth and Income Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year          Units At End Of Year
1997                    26.835                    503,367
1996                    20.713                    381,681
1995                    17.075                    279,098
1994*                   13.053                    145,245

* Operations Commenced May 1, 1994 with a Unit Value of 12.500.



                             Global Discovery Subaccount
               Accumulation Unit Value     Number Of Accumulation
                     At End Of Year          Units At End Of Year
1997                    14.648                    125,941
1996*                   13.126                    115,344

* Operations Commenced May 1, 1996 with a Unit Value of 12.500.


Financial Statements for the Variable Account and Intramerica

     The financial statements and reports of independent certified public accountants for the Variable Account and Intramerica are contained in the Statement of Additional Information.


        C A L C U L A T I O N   O F   Y I E L D S   A N D

                    T O T A L   R E T U R N S

     From time to time, Intramerica may advertise yields and average annual total returns for the Subaccounts. In addition, Intramerica may advertise the effective yield of the Money Market Subaccount for the Contract. These figures will be based on historical earnings and are not intended to indicate future performance.

     The yield of the Money Market Subaccount for the Contract refers to the annualized investment income generated by an investment in the Subaccount over a specified seven day period. The yield is calculated by assuming that the income generated for that seven day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     The yield of a Subaccount (except the Money Market Subaccount) for the Contract refers to the annualized income generated by an investment in the Subaccount over a specified thirty day period. The yield is calculated by assuming that the income generated by the investment during that thirty day period is generated each thirty day period over a twelve month period and is shown as a percentage of the investment.
     The average annual total return of a Subaccount for the Contract refers to return quotations assuming an investment has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, respectively, the average annual total return for these periods will be provided. The total return quotations for the Contract will represent the average annual compounded rates of return that would equate an initial investment of $1,000 under the Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.
     The yield and total return calculations for the Contract do not reflect the effect of any premium taxes that may be applicable to a particular Contract. To the extent that a premium tax is applicable to a particular Contract, the yield and/or total return of that Contract will be reduced. Because charges differ under different variable annuity contracts funded by the Subaccounts, the yield and total return calculations for the Subaccounts will be different for the Contract than for other such variable annuity contracts. For additional information regarding yields and total returns calculated using the standard formats briefly described above, please refer to the Statement of Additional Information, a copy of which may be obtained from Intramerica.


              O T H E R   P E R F O R M A N C E   D A T A

     Intramerica may from time to time disclose average annual total return in non standard formats and cumulative total return for Contracts funded by the Subaccounts.
     Intramerica may from time to time also disclose yields, standard total returns and non standard total returns for the Fund's Portfolios, including such disclosures for periods prior to the date the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Fund's Portfolios, with the level of Contract charges equal to those that were in effect at the inception of the Subaccounts for the Contracts.
     Non standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information, a copy of which may be obtained from Intramerica.
     Performance and expense information for the Contract and each Subaccount may be compared in advertising, sales literature, and other communications to performance and expense information of other variable annuity contracts tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and Variable Annuity Research Data Service ("V.A.R.D.S."), which monitor and rank the performance and expenses of variable annuity issuers on an industrywide basis. From time to time, Intramerica may also compare performance information for the Contract to other indices that measure performance, such as Standard & Poor's 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices may assume reinvestment of dividends that generally do not reflect deductions for administrative and management costs and expenses.
     Intramerica may also report other information including the effect of tax deferred compounding on a Subaccount's investment returns or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and compound tax deferred until distributed. Such tax deferred compounding can lead to substantial long term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

                     I N T R A M E R I C A   A N D

               T H E   V A R I A B L E   A C C O U N T

Intramerica Life Insurance Company

     Intramerica is a stock life insurance company incorporated under the laws of the State of New York on March 24, 1966, and offers graded death benefit life insurance in New York and New Jersey on a direct marketing basis. This business has been reinsured with Conseco Life Insurance Company of New York. Intramerica had assets of $123.4 million as of December 31, 1997. The principal offices of Intramerica are located at 9 Ramland Road, Orangeburg, New York 10962, and its telephone number at that address is
(800) 833 0194.

     In 1991, Charter National Life Insurance Company ("Charter") purchased the Colonial Penn Group, Inc., which indirectly owns Intramerica, a New York domestic life insurer. On November 1, 1992, First Charter Life Insurance Company ("First Charter"), a subsidiary of Charter, was merged with and into Intramerica. As the company surviving the merger, Intramerica acquired legal ownership of all of First Charter's assets, including the Variable Account, and became responsible for all of First Charter's liabilities and obligations. As a result of the merger, all Contracts issued by First Charter before the merger became Contracts issued by Intramerica after the merger.
     Charter is a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. Leucadia is a diversified holding company, the common stock of which is listed on the New York and Pacific Stock Exchanges under the symbol ("LUK").

Intramerica Variable Annuity Account

     The Variable Account was established by First Charter on June 8, 1988, as a separate investment account under the laws of the State of New York. It became a separate investment account of Intramerica on November 1, 1992 when First Charter was merged into Intramerica (see "Intramerica Life Insurance Company" above). The name of the Variable Account was changed to the "Intramerica Variable Annuity Account" in connection with the merger described above. The Account was not otherwise changed. The Variable Account will receive and invest the Payments under the Contract. In addition, the Variable Account may receive and invest payments for other variable annuity contracts offered by Intramerica.
     Under New York law, the assets of the Variable Account are the property of Intramerica and the obligations of the Contract are obligations of Intramerica. Assets in the Variable Account attributable to the Contract generally are not chargeable with liabilities arising out of any other business conducted by Intramerica. However, assets of the Variable Account will be available to cover the liabilities of the General Account of Intramerica to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts it supports. The obligations under the Contracts are obligations of Intramerica.
     The Variable Account currently is divided into Subaccounts. Each Subaccount invests exclusively in shares of one of the Portfolios of the Fund. Income, gains and losses from the assets of each Subaccount, whether or not realized, are credited to or charged against such Subaccount without regard to income, gains or losses from any other Subaccount or arising out of any other business conducted by Intramerica.
     The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and meets the definition of a "separate account" under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or Intramerica by the SEC.


Agreements with Allstate Life Insurance Company of New York

     On February 11, 1998 Intramerica and Leucadia entered into an agreement ("the Agreement") with Allstate Life Insurance Company of New York ("Allstate") pursuant to which Allstate and Intramerica will enter into a coinsurance agreement reinsuring all of Intramerica's rights, liabilities and obligations with respect to the Separate Accounts under the Contracts. The Agreement also provides that Allstate and Intramerica will enter into an administrative services agreement pursuant to which Allstate or an affiliate will administer the Contracts. It is anticipated that Intramerica and Allstate will finalize the coinsurance and administrative services agreements on or about May 31, 1998. None of these agreements will change the fact that Intramerica is primarily liable to You under Your Contract. Moreover, at this time there will be no changes to the address or phone numbers that You are currently using.


     Currently, Leucadia also owns all of the stock of CNL, Inc. ("CNL"), the principal underwriter of the Contracts. Pursuant to the Agreement, Leucadia has agreed to sell CNL to Allstate. It is anticipated that the sale will take place on or about May 31, 1998. Subsequent to the sale, CNL will continue as the principal underwriter of the policies.


               S C U D D E R   V A R I A B L E   L I F E

                    I N V E S T M E N T   F U N D

     The Variable Account will invest exclusively in shares of the Scudder Variable Life Investment Fund (the "Fund"). The Fund is registered with the SEC under the 1940 Act as an open end, diversified management investment company. Scudder Kemper Investments, Inc. is the sole investment adviser to the Fund. The registration of the Fund does not involve supervision of its management or investment practices or policies by the SEC. The Fund is designed to provide an investment vehicle for variable annuity contracts and variable life insurance policies. Therefore, shares of the Fund are sold only to insurance company separate
accounts, including the Variable Account.   Intramerica cannot guarantee
that the Fund will always be available for the Contract, but in the unlikely event that it is not available, Intramerica will do everything reasonably necessary to secure the availability of a comparable fund.

     In addition to the Variable Account, shares of the Fund are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including an insurance company affiliated with Intramerica. In the future, it may be disadvantageous for the Variable Account and variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. Currently, neither Intramerica nor the Fund foresees any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Fund intends to monitor events in order to identify any material conflicts between and among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if Intramerica believes that the Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information, see "Investment Concept of the Fund" in the Fund's prospectus, a current copy of which accompanies this Prospectus.
     The Fund currently consists of the following Portfolios: the Money Market Portfolio and Class A shares of the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio, and the Global Discovery Portfolio.
Each Portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

     The investment objectives and policies of the Portfolios available under the Contract are summarized below:

     Money Market Portfolio: This Portfolio seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. This Portfolio seeks to maintain a constant net asset value of $1.00 per share. It will invest in money market securities such as U.S. Treasury obligations, commercial paper, certificates of deposit and bankers' acceptances of domestic and foreign banks, including foreign branches of domestic banks, and will enter into repurchase agreements.

     Bond Portfolio: This Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. It primarily invests in U.S. Government, corporate, and other notes and bonds.

     Capital Growth Portfolio: This Portfolio seeks longterm capital appreciation and, consistent therewith, current income through a broad and flexible investment program. The Portfolio seeks to achieve these objectives by investing primarily in income producing, publicly traded equity securities, including common stocks and securities convertible into common stocks.

     Balanced Portfolio: This Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long term preservation of capital through a quality oriented investment approach that is designed to reduce risk.

     Growth and Income Portfolio: This Portfolio seeks long term growth of capital, current income and growth of income. It primarily invests in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends.

     International Portfolio: This Portfolio seeks long term growth of capital primarily through diversified holdings of marketable foreign equity investments. It invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and not to concentrate investments in any particular industry.

     Global Discovery Portfolio: This Portfolio seeks aboveaverage capital appreciation over the long term. It primarily invests in equity securities of small companies located around the world.

     There is no assurance that any Portfolio will achieve its stated objective. More detailed information, including a description of risks involved in investing in each of the Portfolios, is contained in the prospectus for the Fund, a current copy of which accompanies this Prospectus. Information contained in the Fund's prospectus should be read carefully before investing in the Contract.

     Scudder Kemper Investments, Inc. (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, manages daily investments and business affairs of the Fund, subject to the policies established by the Trustees of the Fund. For rendering advisory services to the Portfolios, the Adviser receives compensation monthly at annual rates equal to .370%, .475%, .475%, .475%, .475%, .875%, and .975%
of the average daily net asset values of the Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Portfolio, and the Global Discovery Portfolio, respectively. For additional information, see the Fund's prospectus, a current copy of which accompanies this Prospectus.

Addition, Deletion, or Substitution of Investments

     Subject to any applicable law, Intramerica retains the right to make certain changes in the Variable Account and its investments. Intramerica reserves the right to eliminate the shares of any Portfolio and to substitute shares of another Portfolio of the Fund or of another registered open end management investment company, if the shares of the Portfolio are no longer available for investment or if, in Intramerica's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, substitutions or eliminations of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity contracts, or from effecting an exchange between series or classes of variable annuity contracts on the basis of requests made by Owners.
     New Subaccounts may be established when marketing, tax, investment or other conditions warrant such additions. Any new Subaccounts may be made available to existing Owners on a basis to be determined by Intramerica. Each additional Subaccount will purchase shares in a Portfolio of the Fund or in another mutual fund or investment vehicle. Intramerica may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such elimination. In the event any Subaccount is eliminated, Intramerica will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If the Owner provides no such reallocation, Intramerica will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the Money Market Portfolio (the "Money Market Subaccount").
     In the event of any such substitution, change, or elimination, Intramerica may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution, change or elimination. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contract, the Variable Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act, in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, Intramerica also may transfer the assets of the Variable Account associated with the Contract to another separate account.
     The investment policy of the Variable Account will not be changed unless the change has been approved by the Superintendent of Insurance of the State of New York.


                   T H E   C O N T R A C T

     The description of the Contract contained in this Prospectus is qualified in its entirety by reference to the Contract for the Flexible Premium Variable Deferred Annuity, a copy of which has been filed as an exhibit to the Registration Statement for the Contract and which is available upon request from Intramerica.

Contract Application and Issuance of the Contract

     The Contract is available to certain retirement plans and individual retirement accounts that qualify for special federal income tax treatment, to individuals purchasing individual retirement annuities that qualify for special federal income tax treatment and to individuals and entities that do not qualify for such special tax treatment. The Contract is not available for use as a "Tax sheltered Annuity" qualifying under Section 403(b) of the Code. An Owner who purchases a Contract which qualifies as an individual retirement annuity under Section 408(b) of the Code should be aware that the Code requires that such a Contract contain certain
restrictive terms.  See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES     Tax
Status of the Contract."
     In order to comply with New York law, the Annuitant must be between the ages of 1 and 80. Before it will issue a Contract, Intramerica must receive a properly completed Contract application and a minimum initial Payment of $2,500. (See "Initial Payment," below.) Upon request, a Premium Receipt form will be mailed to the Owner. The Annuitant must be named in the Contract application. In the case of a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, the Owner must be the Annuitant. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES
  Tax Status of the Contract."  Acceptance of an application is subject to
Intramerica's          discretion and Intramerica reserves the right to
decline an application for any reason. In the event an application is declined, the initial Payment will be refunded in full.
     After underwriting is completed and the Contract is delivered to the Owner, the term of the Contract will be deemed to have commenced as of the Effective Date. The Effective Date is a date within two business days after a completed application and the full initial Payment are received by Intramerica. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th or 31st of the month, in which case the Contract Date will be the 28th day of the same month. The Contract Date is the date used to determine Contract Months, Contract Years and Contract Anniversaries.

Examination Period

     The Contract contains a provision for an Examination Period which permits the Owner to cancel a Contract within thirty days after receipt of such Contract. Upon return of the Contract in accordance with its terms, Intramerica will refund the initial Payment plus or minus any investment experience on amounts allocated to the Subaccount(s) plus interest earned on amounts allocated to the General Account. Intramerica will calculate such refund as of the date the Contract is mailed to Intramerica. The amount refunded may be more or less than the initial Payment, depending upon the investment performance of the selected Subaccount(s). See "THE
CONTRACT    Payments," "THE CONTRACT    Allocation of Net Payments," and
"THE CONTRACT    Account Value."

Payments

     Initial Payment. Currently, the minimum initial Payment needed to purchase a Contract is $2,500. The Contract permits Intramerica, at its sole discretion, to increase the minimum initial Payment to $5,000 at any time. The initial Payment is the only Payment required to be made under the Contract. At the time the initial Payment is made, a prospective Owner must specify whether the purchase will be a Nonqualified or Qualified Contract. If the initial Payment is derived from an exchange or surrender of another annuity contract, Intramerica may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. Intramerica will require that persons purchase separate Contracts if they desire to invest moneys qualifying for different annuity tax treatment under the Code. Each such separate Contract would require a minimum initial Payment of $2,500. The Company reserves the right to waive the minimum initial Payment amount and accept less than $2,500 at its discretion.
     The initial Net Payment will be credited to the Contract within two business days after receipt of the Payment if a properly completed Contract application is received by Intramerica with such Payment, or within two business days after a Contract application which was incomplete upon receipt by Intramerica is made complete. If, for any reason, the initial Net Payment is not credited to the prospective purchaser's Contract within five business days after receipt by Intramerica because the application is incomplete, the initial Net Payment will be returned immediately to the prospective purchaser unless such prospective purchaser, after receiving notice of the delay from Intramerica, specifically requests that the Payment not be returned.

     Additional Payments. While the Annuitant is living and prior to the Maturity Date, the Owner may, subject to the limitations discussed below, make additional Payments. Currently, there is no minimum additional Payment amount nor is there a maximum number of additional Payments that may be made per Contract Year. Under the Automatic Investment Plan, the Owner is able to make regular investments in any of the variable Subaccounts from a checking account ($50 minimum). The Automatic Investment Plan cannot be used to invest in the General Account. Call Intramerica at (800) 833 0194 for more information and an Automatic Investment Plan application.
     The Contract gives Intramerica the right to require that each additional Payment be at least $1,000 and to limit the frequency of additional Payments to a maximum of four per Contract Year. Intramerica, at its discretion, may require that additional Payments comply with the limitations it is permitted to impose under the Contract. Any additional Payments will be credited to the Contract upon receipt at Intramerica's Home Office.
     Additional Payments with respect to a Contract must qualify for the same federal income tax treatment as the initial Payment made under the Contract. Intramerica will not accept an additional Payment if the federal income tax treatment of such Payment will be different from that of the initial Payment.

     Limitations on Payments. Intramerica reserves the right to reject any Payment. Intramerica normally will require a prospective purchaser to complete a financial questionnaire for Payments in excess of $250,000. Intramerica also may reject any Payment or additional Payment that would cause the total Payments made by the Owner to exceed $1,000,000. With respect to a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, the total Payments (including the initial Payment), with respect to any calendar year, may not exceed $2,000 unless the portion of such Payments in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(a)(5) or 408(d)(3) or other applicable provisions of the Code. See "CERTAIN FEDERAL INCOME TAX
CONSEQUENCES    Tax Status of the Contract."
     All checks or drafts should be made payable to Scudder Horizon Plan.
A Payment can also be made by requesting on the application that Scudder Insurance Agency of New York, Inc. redeem shares in an existing Scudder Fund Account and apply the proceeds towards a Contract.

Allocation of Net Payments

     The Owner must allocate the Net Payments to one or more of the Subaccounts, to the General Account or to any combination thereof. If any portion of a Net Payment is allocated to the General Account, the Owner must specify the Declaration Period to which the Net Payment is to be allocated. See "THE GENERAL ACCOUNT." The Owner must indicate the initial allocation in the Contract application. Upon receipt by Intramerica, the Net Payment will be allocated as directed by the Owner. All allocations must be made in whole percentages and must total 100%. If the allocations do not total 100%, Intramerica will recompute the allocations proportionately by dividing the percentage in each Subaccount selected, as indicated on the application, by the sum of the percentages indicated.
This new percentage will be applied to the Net Payment. The following example illustrates how this recomputation will be made:

Example
                        Indicated           Actual
                        Allocation       Allocation
     Subaccount #1          25%            25% / 105% = 24%
     Subaccount #2          40%          40% / 105% = 38%
     Subaccount #3          40%          40% / 105% = 38%
           Total           105%                      100%
All Net Payments will be allocated at the time they are credited to the Owner's Contract.

     Additional Net Payments made directly by the Owner will be allocated in the same proportion as the initial Net Payment unless Written Notice to the contrary is received with such additional Net Payments. Once a change in allocation is made, all future Net Payments will be allocated in accordance with the new allocation unless contrary instructions are received with such additional Net Payments. However, if the Owner has funds deducted from a checking account and applied under the Automatic Investment Plan option, the Owner must provide Intramerica with written notice to change the allocation of future additional Net Payments.

Transfers

     Subject to certain conditions and charges, amounts may be transferred among the Subaccounts and from one or more of the Subaccounts to the General Account at any time. Transfers also may be made between different Declaration Periods in the General Account and from the General Account to one or more of the Subaccounts, but only at the end of the applicable Declaration Period(s). Transfer of amounts from a Subaccount to the General Account may be made only if such transfer would not cause a Contract's value in the General Account to exceed $250,000. See "THE GENERAL ACCOUNT."
     Currently, no charge is being imposed for any transfers among Subaccounts or from the Subaccounts to the General Account. The Contract, however, permits Intramerica to deduct $20 for the third and each subsequent transfer request made during a Contract Year. Intramerica, at
its          discretion, may impose the transfer charge at any time.  For a
discussion of transfer charges, see "CHARGES AND DEDUCTIONS    Transfer
Charges."
     Transfer requests must be by Written Notice or by telephone if elected by a currently valid telephone transfer request form on file with Intramerica. Intramerica employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. Intramerica, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures Intramerica follows for telephone transfers include confirming the correct name, contract number and personal code for each telephone transfer. See
"GENERAL PROVISIONS    Written Notices and Requests: Owner Inquiries."
Transfers will be deemed effective, and values in connection with transfers will be determined, as of the end of the Valuation Period during which the transfer request is received. However, Intramerica may be permitted to delay the effective date of a transfer in certain circumstances. See
"GENERAL PROVISIONS   Deferment of Payment and Transfers."

     Asset Rebalancing Option. In order to maintain a particular percentage allocation among the Subaccounts, the Owner may select the asset rebalancing option. With asset rebalancing, Intramerica automatically reallocates the Account Value in the Subaccounts quarterly to the allocation selected by the Owner. Over a period of time, this method of investing may help an Owner buy low and sell high although there can be no assurance of this. This investment method does not assure profits and does not protect against loss in declining markets.
     To elect the asset rebalancing option, the Account Value in the Contract must be at least $2,500 and a completed Asset Rebalancing Option form must be received at Intramerica's Home Office. The Owner must designate the applicable Subaccounts and the percentage allocations for each of the applicable Subaccounts to be rebalanced quarterly. If the asset rebalancing option is elected, all amounts allocated to the variable Subaccounts must be included in the asset rebalancing option. The Owner may not participate in dollar cost averaging and asset rebalancing at the same time. The General Account is not available for the asset rebalancing option.
     Selection of asset rebalancing will result in the transfer of funds to one or more of the Subaccounts on the date specified by the Owner. If the Owner has specified, or the form is received on the 29th, 30th or 31st, Intramerica will consider the effective date to be the first Valuation Date
of the following month.   If no date is specified or if the request is
received after the specified date, Intramerica will transfer funds on the date of receipt of the Asset Rebalancing Option form and on the quarterly anniversary of the applicable date thereafter. The amounts transferred will receive the Unit Values for the affected Subaccounts at the end of the Valuation Date on which the transfers occur. If the effective date is not a Valuation Date, the transfer will occur on the next Valuation Date.
     The Owner may terminate this option at any time by Written Notice. In the event of a transfer by written request or telephone instructions, this option will terminate automatically. In either event, the amounts in the Subaccounts that have not been transferred will remain in those Subaccounts regardless of the percentage allocation unless the Owner instructs otherwise. If the Owner wishes to resume the asset rebalancing option after it has been canceled, a new Asset Rebalancing Option form must be completed and sent to Intramerica's Home Office. Intramerica may discontinue, modify, or suspend the asset rebalancing option at any time.

     Dollar Cost Averaging. Dollar cost averaging is a systematic method of investing in which units are purchased in fixed dollar amounts so that the cost is averaged over time. The Owner may dollar cost average their allocations in the Subaccounts under the Contract by authorizing Intramerica to make periodic transfers from any one Subaccount to one or more other Subaccounts. Amounts transferred will purchase units in those Subaccounts at the Unit Value of that Subaccount as of the Valuation Date the transfer occurs. Since the value of the units will vary, the amounts transferred to a Subaccount will result in the purchase of a greater number of units when the Unit Value is low and the purchase of a lesser number of units when the Unit Value is high. Similarly, the amounts transferred to a Subaccount will result in the liquidation of a greater number of units when the Unit Value is low and the liquidation of a fewer number of units when the Unit Value is high. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets.
     To elect dollar cost averaging, the Account Value in the Contract must be at least $2,500 and a completed Dollar Cost Averaging form must be received at Intramerica's Home Office. The Owner must designate the frequency and period of time of the transfers, the Subaccount from which transfers are to be made and the Subaccounts and allocation percentages to which funds are to be transferred. The Owner may not participate in dollar cost averaging and asset rebalancing at the same time. The General Account is not available for the dollar cost averaging option.
     After Intramerica has received a completed Dollar Cost Averaging form, Intramerica will transfer the amounts designated by the Owner from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts chosen by the Owner. The minimum amount that may be transferred is $50. Each transfer will occur on the date specified by the Owner. If the Owner has specified, or the form is received on the 29th, 30th or 31st, Intramerica will consider the effective date to be the first Valuation Date of the following month. If no date is specified, funds will be transferred on the monthly, quarterly, semiannual or annual anniversary, (whichever corresponds to the frequency selected by the Owner), of the date of receipt of a completed Dollar Cost Averaging form. The amounts transferred will receive the Unit Values for the affected Subaccounts at the end of the Valuation Date on which the transfers occur. If the anniversary is not a Valuation Date, the transfer will occur on the next Valuation Date. Dollar cost averaging will terminate when the total amount elected has been transferred, or when the value in the Subaccount from which transfers are made is insufficient to transfer the requested amount.

     The Owner may terminate this option at any time by Written Notice. Upon receipt of Written Notice, the value in the Subaccount from which transfers were being made will remain in that Subaccount unless the Owner instructs otherwise. If the Owner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, or the amount in the Subaccount elected is insufficient to transfer the total requested amount, or after the dollar cost averaging option has been canceled, a new Dollar Cost Averaging Option form must be completed and sent to Intramerica's Home Office. The dollar cost averaging option may be discontinued, modified or suspended at any time.

Account Value

     On the Effective Date, the Account Value equals the initial Net Payment. Thereafter, the Account Value equals the Account Value from the previous Valuation Date increased by: (i) any additional Net Payments received by Intramerica, (ii) any increase in the Account Value due to investment results of the selected Subaccount(s) and (iii) any interest earned on that portion of the Account Value held in the General Account during the Valuation Period; and reduced by: (i) any decrease in the Account Value due to investment results of the selected Subaccount(s), (ii) a daily charge to cover the mortality and expense risks assumed by Intramerica and the cost of administering the Contract, (iii) any amounts charged against the Account Value for records maintenance, (iv) amounts deducted for partial surrenders, and (v) amounts deducted, if any, for transfer charges with respect to transfers that occurred during the Valuation Period. See "CHARGES AND DEDUCTIONS."
     The Account Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Subaccount(s), interest earned in the General Account and the deduction of charges. The amount available for distribution of Annuity Payments is equal to the Account Value on the Maturity Date; a Contract ceases to accumulate value after the Maturity Date.

     Unit Value. Each Subaccount has a distinct value (the "Unit Value"). In addition, because of differences in variable annuity contracts funded by the Subaccounts, units in a Subaccount attributable to the Contract will have different unit values than those attributable to other variable annuity contracts funded by the Subaccount. When a Net Payment is allocated or an amount is transferred to a Subaccount, a number of units are purchased based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.
     For each Subaccount, the Unit Value on a given Valuation Date is based on the net asset value of a share of the corresponding Portfolio in which such Subaccount invests. (For the calculation of the net asset value with respect to a Portfolio, see the prospectus for the Fund, a current copy of which accompanies this Prospectus.) Each Valuation Period has a single Unit Value which applies to each day in that period. The Unit Value for each subsequent Valuation Period is the Investment Experience Factor (described below) for that Valuation Period multiplied by the Unit Value for the immediately preceding Valuation Period.

     Investment Experience Factor. The "Investment Experience Factor" measures the investment performance of a Subaccount during a Valuation Period. An Investment Experience Factor is calculated separately for each of the Subaccounts. The Investment Experience Factor of a Subaccount for a Valuation Period equals (a) divided by (b), minus (c), where:

     (a) is (i) the value of the net assets of the Subaccount at the end of the preceding Valuation Period, plus

             (ii) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Investment Experience Factor is being determined, minus

            (iii) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

             (iv) any amount charged against the Subaccount for taxes or any amount set aside during the Valuation Period by Intramerica as a provision for taxes attributable to the operation or maintenance of that Subaccount (see "CHARGES
                   AND DEDUCTIONS    Other Taxes"); and

     (b) is the value of the net assets of that Subaccount at the end of the preceding Valuation Period; and

     (c)      is a charge to compensate for certain
              administrative expenses and mortality and expense
              risks which are assumed by Intramerica in
              connection with the Contract.  See "CHARGES AND
              DEDUCTIONS    Mortality and Expense Risk Charge"
              and "CHARGES AND DEDUCTIONS   Contract
              Administration Charge."

Contract Ownership

     Subject to certain restrictions discussed below, an Owner may designate a new Owner or Joint Owner at any time during the life of the Annuitant. Under the terms of the Contract, if a Joint Owner is named, unless otherwise specified by the Owner, Intramerica will presume the ownership to be as joint tenants with right of survivorship. If any Owner dies before the Annuitant and before the Maturity Date, the rights of the Owner will belong to the Joint Owner, if any, otherwise to the Beneficiary. The interest of any Owner or Joint Owner may be subject to the rights of
any assignee.  See "THE CONTRACT    Assignment of the Contract."
     A new Owner or a Joint Owner may not be designated with respect to a Contract that qualifies as an individual retirement annuity under Section
408(b) of the Code.  See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES    Tax
Status of the Contract." An Owner's designation of a new Owner may be subject to federal income tax. See "CERTAIN FEDERAL INCOME TAX
CONSEQUENCES    Taxation of Annuities."
     An Owner may designate a new Owner by submitting Written Notice to Intramerica. The change will take effect as of the date the Written Notice was signed. Intramerica will not be liable for any payment made or other action taken before the Written Notice was received and recorded by Intramerica.

Assignment of the Contract

     Except in the case of a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, an Owner may assign:
(i) all or a portion of his or her right to receive Annuity Payments under the Contract or (ii) the Contract as collateral security. An assignment by the Owner before the Maturity Date of any portion of the right to receive Annuity Payments entitles the assignee to receive the assigned Annuity Payments in a lump sum as of the Maturity Date. Such lump sum payment generally will be made within seven days. An assignment by the Owner after the Maturity Date of any portion of the right to receive Annuity Payments entitles the assignee to receive the assigned Annuity Payments in accordance with the Annuity Income Option in effect on the Maturity Date. The assignee may not select an Annuity Income Option or change an existing
Annuity Income Option.  See "THE CONTRACT   Contract Ownership."
     In the case of a Qualified Contract, certain assignments permissible under the Contract may adversely affect the qualification for special federal income tax treatment of the underlying retirement plan or individual retirement account. Potential purchasers of Qualified Contracts are urged to consult their tax advisers.
     If the right to receive Annuity Payments is assigned or the Contract is assigned as collateral security, the Owner's rights and those of any Beneficiary will be subject to such assignment. Intramerica is not responsible for the adequacy of any assignment and will not be bound by the assignment until satisfactory written evidence of the assignment has been received. In certain circumstances, an assignment will be subject to federal income tax. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES
Taxation of Annuities."


   D I S T R I B U T I O N S   U N D E R   T H E  C O N T R A C T

     Any Annuity Payment, Account Value or Death Benefit available under the Contract is not less than the minimum benefits required by any statute of the State of New York.

Full and Partial Surrender Privileges

     Subject to certain conditions, a full or partial surrender of the Contract may be made at any time. No full or partial surrenders may be made after the Maturity Date. The amount available for any surrender is the Account Value.
     No commission or sales charge is deducted from the Account Value upon full or partial surrender of a Contract.
     In addition to the conditions set forth above, the ability of an Owner to effect a partial surrender of a Contract is subject to these further conditions: (i) the minimum amount that can be withdrawn in a partial surrender is $500 and (ii) the Contract must have an Account Value of at least $2,500 after the surrender. (If Intramerica, at its sole discretion, should increase the minimum initial payment to $5,000, Contracts issued after that date will be required to have an Account Value of at least $5,000 after a partial surrender.) In addition, a partial surrender request must contain explicit instructions as to the withdrawal of amounts from each of the selected Subaccounts. Funds allocated to the General Account will be withdrawn proportionally from all Declaration Periods in the General Account. Within each Declaration Period, surrenders will be on a first in, first out basis.
     The Owner may effect a partial surrender by sending a Written Notice to Intramerica or by telephone if a currently valid telephone transfer request form is on file with Intramerica. The Owner may effect a full surrender only by sending a Written Notice to Intramerica. The Account Value payable to the Owner upon a full or partial surrender will be calculated at the price next computed after Intramerica receives a request for surrender. Intramerica generally will pay the Owner any Account Value owed in respect of a full or partial surrender within seven days of receipt of the request for surrender. If, at the time an Owner makes a full or partial surrender request, such Owner has not provided Intramerica with a written election not to have federal income taxes withheld, Intramerica, by law, must withhold such taxes from the taxable portion of any full or partial surrender. In addition, the Code provides that a federal penalty tax may be imposed on certain surrenders. See "CERTAIN FEDERAL INCOME TAX
CONSEQUENCES    Taxation of Annuities."
     Because the Owner assumes the entire investment risk for all amounts allocated to the Variable Account, the total amount paid upon surrender of the Contract (taking into account any prior withdrawals) may be more or less than the total Payments made under the Contract. See "THE CONTRACT Account Value."

     Systematic Withdrawals. Intramerica currently offers an option under which partial surrenders of the Contract may be elected by systematic withdrawals. The Owner may elect to receive systematic withdrawals before the Maturity Date by sending a completed Systematic Withdrawal form to Intramerica at its Home Office. The completed form must include the written consent of any assignee or irrevocable beneficiary, if applicable. The Owner may designate the systematic withdrawal amount as a percentage of the Account Value allocated to the Subaccounts and/or General Account, or as a specified dollar amount. The Owner may designate that systematic withdrawals be made monthly, quarterly, semiannually, or annually. If the Owner has specified, or the form is received on the 29th, 30th or 31st, Intramerica will consider the effective date to be the first Valuation Date of the following month. If no date is specified, the systematic withdrawal option will commence on the date of receipt of the form.
     Each systematic withdrawal must be at least $250. The systematic withdrawal option will terminate if the amount to be withdrawn exceeds the Account Value or would cause the Account Value to be below $2,500. If any portion of the systematic withdrawal is to be withdrawn from the General Account, the amount requested will be deducted proportionately from each Declaration Period, and will be on a first in, first out basis within the Declaration Period(s).
     Each systematic withdrawal will occur as of the end of the Valuation Period during which the withdrawal is scheduled. The systematic withdrawal will be deducted from the Owner's Account Value in the Subaccounts and/or the General Account as directed by the Owner.
     The Owner may terminate this option at any time by Written Notice. If this option is terminated, either by Written Notice by the Owner, or if the amount to be withdrawn has caused the Account Value to be below $2,500, and the Owner wishes to resume systematic withdrawals, a new Systematic Withdrawal form must be completed and sent to Intramerica's Home Office. Intramerica may discontinue, modify, or suspend the systematic withdrawal option at any time. The tax consequences of a systematic withdrawal, including a 10% penalty tax imposed on withdrawals made prior to the Owner attaining age 59 1/2 should be carefully considered. See "CERTAIN FEDERAL
INCOME TAX CONSEQUENCES    Taxation of Annuities".

Annuity Payments

     The Annuity Payments provided under this Contract on the Maturity Date will not be less than that available using the Account Value to purchase any single premium immediate annuity contract being offered by Intramerica to the same class of annuitants. If the Annuitant is living on the Maturity Date and the Contract is in force, Annuity Payments will be made to the Owner in accordance with the terms of the Contract and the Annuity Income Option selected by the Owner. The first Annuity Payment will be made within seven days after the Maturity Date.
     The amount of the periodic Annuity Payments will depend upon (i) the Account Value on the Maturity Date, (ii) the age and sex of the Annuitant (or, in the case of Annuity Income Option 2, the age and sex of the Annuitant and the Joint Annuitant) on the Maturity Date and (iii) the Annuity Income Option selected. See "DISTRIBUTIONS UNDER THE CONTRACT Annuity Income Options." On the Maturity Date, the dollar amount of each periodic Annuity Payment under an Annuity Income Option is fixed and will not change. After the Maturity Date, the Contract will no longer participate in the Variable Account because the Account Value is transferred to the General Account on the Maturity Date. If, at the time of an Annuity Payment, the Owner has not provided Intramerica with a written election not to have federal income taxes withheld, Intramerica, by law, must withhold such taxes from the taxable portion of such Annuity
Payment.    In addition, the Code provides that a federal penalty tax may be imposed on certain premature Annuity Payments. See "CERTAIN FEDERAL
INCOME TAX CONSEQUENCES    Taxation of Annuities."
     The amount of the monthly Annuity Payments under Annuity Income Options 1, 2, and 3, described below, may be determined by dividing the Account Value on the Maturity Date by 1,000 and multiplying the result by the appropriate factor contained in the table for the Annuity Income Option selected. The appropriate factor is based on a guaranteed minimum interest rate of 3.5%. This factor will be determined at the time of maturity, subject to current market conditions. The annuity tables for Annuity Income Options 1, 2, and 3 are contained in the Contract. Information concerning the amount of the periodic payments under additional Annuity Income Options that become available, if any, will be provided to the Owner prior to the Maturity Date. See "DISTRIBUTIONS UNDER THE CONTRACT
Annuity Income Options."

Annuity Income Options

     At any time prior to the Maturity Date, the Owner may designate the Annuity Income Option under which Annuity Payments are to be made. If the Owner does not select an Annuity Income Option by the Maturity Date, fixed monthly Annuity Payments will be made to the Owner (i) for the life of the Annuitant or (ii) until the sum of the monthly Annuity Payments made under the Contract equals the Account Value on the Maturity Date, whichever is longer (Annuity Income Option 1). Except with the consent of Intramerica, Annuity Income Options are not available if the Account Value is less than $2,000 or is insufficient to produce monthly payments of at least $20. In such cases, Intramerica will pay the Account Value in a lump sum.
     Subject to the exceptions discussed above, three Annuity Income Options are available under the Contract. Intramerica may offer additional Annuity Income Options in the future which would become available to all Contract Owners. Information concerning the availability of such additional Annuity Income Options, if any, will be provided prior to the time an Annuity Income Option is to be selected.

     The following Annuity Income Options currently are available:

     Option 1.  Life Annuity with Installment Refund   Monthly Annuity
Payments will be made to the Owner (i) for the life of the Annuitant or
(ii) until the sum of the monthly Annuity Payments made equals the Account Value on the Maturity Date, whichever is longer. If the Owner dies before the sum of the monthly Annuity Payments made equals the Account Value on the Maturity Date, the remaining Annuity Payments will be made to the Beneficiary designated by the Owner. See "DISTRIBUTIONS UNDER THE CONTRACT
 Beneficiary Provisions."

     Option 2. Joint and Survivor Life Annuity with Installment Refund Monthly Annuity Payments will be made to the Owner (i) for as long as either the Annuitant or the Joint Annuitant is living or (ii) until the sum of the monthly Annuity Payments made equals the Account Value on the Maturity Date, whichever is longer. If all Owner(s) die before the sum of the monthly Annuity Payments made equals the Account Value on the Maturity Date, the remaining Annuity Payments will be made to the Beneficiary designated by the Owner. See "DISTRIBUTIONS UNDER THE CONTRACT
Beneficiary Provisions."

     Option 3.  Installments for Life   Monthly Annuity Payments will be
made to the Owner for as long as the Annuitant is living. Payments under this option will end with the last payment made prior to the death of the Annuitant. Under this option, it would be possible for the Owner to receive only one Annuity Payment if the Annuitant died prior to the date of the second payment, two Annuity Payments if he or she died prior to the date of the third payment, etc.
     At any time before the Maturity Date, the Owner may select Annuity Income Option 1, 2 or 3 or may change a prior selection of an Annuity Income Option by sending Written Notice to Intramerica. In addition, on the Maturity Date, an Owner may elect to receive Annuity Payments under any options made available by Intramerica in the future.
     Upon selection of Annuity Income Option 2, the Owner must designate a Joint Annuitant. The life of the Joint Annuitant also will be used to determine the duration of Annuity Payments. The amount of the monthly Annuity Payments under Annuity Income Option 2 will be determined by the age and sex of both the Annuitant and the Joint Annuitant. Prior to the Maturity Date, the Owner may select a new Joint Annuitant at any time by sending Written Notice to Intramerica. The Owner may not select a new Joint Annuitant after the Maturity Date.
     In the case of a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, an Annuity Income Option may not be selected with a Period Certain that will guarantee Annuity Payments beyond the life (or life expectancy) of the Annuitant and the Beneficiary.
See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES    Tax Status of the
Contract."

Maturity Date

     The Owner may specify in the Contract application the Contract Anniversary on which Annuity Payments are to begin. The Maturity Date can be no later than the Contract Anniversary nearest the Annuitant's 80th birthday or the tenth Contract Anniversary. If no Maturity Date is specified in the Contract application, the Maturity Date will be the later of the Contract Anniversary nearest the Annuitant's 80th birthday or the tenth Contract Anniversary.
     In the case of a Qualified Contract, other than an individual retirement annuity qualifying under Section 408(b) of the Code, selection of certain Maturity Dates permissible under the Contract may adversely affect the qualification of the underlying retirement plan for special federal income tax treatment. Potential purchasers of such Qualified Contracts are urged to consult their tax advisers.

     In the case of a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, other than a Roth IRA, the minimum required distribution must be no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2.
See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES    Tax Status of the
Contract."

     Subject to the preceding discussion with respect to individual retirement annuities, the Owner may advance or defer the Maturity Date at any time while the Annuitant is living. The new Maturity Date chosen by the Owner must be a Contract Anniversary not later than (i) the Contract Anniversary nearest the Annuitant's 80th birthday; or (ii) ten years from the upcoming Contract Anniversary, whichever is later. A Maturity Date may be changed only by Written Notice to Intramerica prior to the then scheduled Maturity Date.

Death Benefit

     If the Annuitant dies prior to the Maturity Date, a Death Benefit will be paid to the Owner as specified in the Contract. No Death Benefit is payable if the Annuitant dies on or after the Maturity Date.
     If the Annuitant dies prior to the Maturity Date, a Death Benefit equal to the greater of (i) the Account Value or (ii) the sum of the Payments made less the amount of any partial surrenders will be paid in a lump sum to the Owner. If the Owner is a natural person, the Owner may elect to continue the Contract and become the Annuitant if the deceased Annuitant was not the Owner. The amount of the Death Benefit will be calculated at the price next computed after Intramerica receives Proof of Death of the Annuitant. The Death Benefit will be paid to the Owner within seven days after Intramerica receives Proof of Death, or as soon thereafter as Intramerica has sufficient information to make the payment.

Beneficiary Provisions

     The Beneficiary will receive any amounts payable under the Contract if the Beneficiary survives the Owner(s). If no Beneficiary is specified, or if no Beneficiary survives the Owner by thirty days, the estate of the Owner will receive any remaining amounts payable under the Contract.
     While the Annuitant is living, the Owner may change the Beneficiary by sending Written Notice to Intramerica. The change will take effect as of the date the Written Notice was signed. Intramerica will not be liable for any payment made or other action taken before the notice is received and recorded by Intramerica. A Beneficiary named irrevocably may not be changed without written consent of such Beneficiary. The interest of any Beneficiary is subject to the rights of any assignee. See "THE CONTRACT Assignment of the Contract."

Death of Owner

     In the case of a Nonqualified Contract in which the Owner or any Joint Owner (i) is a natural person, (ii) is not the Annuitant and (iii) dies before the Maturity Date and prior to the Annuitant's death, the Death Benefit provisions described above do not apply. The Account Value will be paid in a lump sum no later than five years following the date of the Owner's death to the Joint Owner, if applicable; otherwise to the
Beneficiary.  See "THE CONTRACT    Contract Ownership."  The Account Value
will be calculated at the price next computed after Intramerica receives Proof of Death of the Owner. If the Joint Owner, if applicable, or the Beneficiary is the surviving spouse of the Owner, he or she may elect to continue the Contract as if he or she were the original Owner.

Employment Related Benefit Plans

     In 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity payments provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Contract described in this Prospectus contains Annuity Payment rates for certain Annuity Income Options that distinguish between men and women.
Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment related insurance or benefit program for which a Contract may be purchased.


             C H A R G E S   A N D   D E D U C T I O N S

     No commissions or sales charges are deducted from Payments invested in the Contract or from amounts payable to the Owner upon full or partial surrender of the Contract. As more fully described below, certain charges and deductions will be made in connection with the Contract to compensate Intramerica for (i) providing the Annuity Payments, (ii) assuming certain risks in connection with the Contract, and (iii) administering the Contract. In the event that there are profits from fees and charges deducted under the Contract, included but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of the Contracts.

Mortality and Expense Risk Charge

     Intramerica deducts a daily charge from the Account Value for certain mortality and expense risks connected with the Contract. A daily rate of
 .0010997% of the value of net assets in each Subaccount is charged currently. This corresponds to an annual rate of .40%. Intramerica reserves the right at any time to increase the Mortality and Expense Risk Charge to .70%, which corresponds to a daily rate of .0019245%, the maximum set forth in the Contract. The Mortality and Expense Risk Charge is applicable only during the period from the Effective Date to the Maturity Date and is not imposed against the General Account. This charge is reflected in the Investment Experience Factor for the Contract for each Subaccount.
     The Account Value and Annuity Payments are not affected by changes in actual mortality experience or by actual expenses incurred by Intramerica. The mortality risks assumed by Intramerica arise from the contractual obligations to pay Death Benefits prior to the Maturity Date and to make Annuity Payments for the entire life of the Annuitant (or, in the case of Annuity Income Option 2, the entire life of the Annuitant and the Joint Annuitant). Thus, an Owner is assured that neither the Annuitant's longevity or, in the case of Annuity Income Option 2, the Annuitant's and the Joint Annuitant's longevity) nor an improvement in life expectancy in general which is greater than expected, will have an adverse effect on the Annuity Payments; this eliminates the risk of outliving the funds accumulated for retirement in instances in which the Contract is purchased to provide funds for retirement.
     With respect to expense risks, Intramerica assumes the risk that the actual expenses involved in administering the Contract, including Contract maintenance costs, administrative costs, mailing costs, data processing costs and costs of other services, may exceed the amount recovered from any administrative charges.

Contract Administration Charge

     Intramerica has primary responsibility for the administration of the Contract and the Variable Account. Pursuant to the Agreement, Intramerica will enter into an administrative services agreement with Allstate whereby Allstate or an affiliate will provide administrative services to the Separate Account and the Contracts. Administrative expenses for the Contracts include expenses with respect to (i) processing applications, Contract changes, tax reporting, cash surrenders, death claims and initial and subsequent Payments; (ii) annual and semiannual reports to Owners and regulatory compliance reports; and (iii) overhead costs. A daily charge is deducted from the Account Value for incurring administrative expenses connected with the Contract and the Variable Account. A daily rate of
 .0008248% of the value of net assets in each Subaccount is charged; this corresponds to an annual rate of .30%. The Contract Administration Charge is applicable only during the period from the Effective Date to the Maturity Date and is not imposed against the General Account. This charge is reflected in the Investment Experience Factor for the Contract for each Subaccount.

Records Maintenance Charge

     Currently, no charge is being imposed for records maintenance. The Contract, however, permits Intramerica to deduct a Records Maintenance Charge of up to $40 from the Account Value of each Contract at the end of each Contract Year to reflect the cost of performing records maintenance for the Contracts. If such a charge were imposed, it would be deducted proportionately from each Subaccount and each of the Declaration Period(s) in the General Account (on a first in, first out basis within each Declaration Period) in which the Owner has funds allocated. The Records Maintenance Charge, if deducted, would apply only during the period from the Effective Date to the Maturity Date and would not be assessed if the Owner surrendered the Contract during a Contract Year.

Premium Taxes

     Under New York law, no premium tax is currently payable by Intramerica; however, the Contract permits Intramerica to deduct any applicable premium taxes with respect to any future Payments.

Other Taxes

     No charges currently are made against the Variable Account for federal, state or local taxes. Should Intramerica determine that any such taxes may be imposed with respect to the Variable Account, Intramerica may deduct such taxes from amounts held in the Variable Account. See "CERTAIN
FEDERAL INCOME TAX CONSEQUENCES   Taxation of Intramerica."

Transfer Charges

     Currently, no charge is being imposed for transfers among Subaccounts or from the Subaccounts to the General Account. The Contract, however, permits the deduction of $20 for the third and each subsequent transfer request made by the Owner during a Contract Year. For the purpose of determining whether a transfer charge is payable, initial allocations of Payments are not considered transfers nor are reallocations of amounts among Declaration Periods in the General Account or transfers from the General Account to the Subaccounts at the end of a Declaration Period. All transfer requests made at the same time will be treated as one request. No transfer charges will be imposed for transfers which are not at the Owner's request. Intramerica may impose the transfer charge described above for the third and each subsequent transfer request at any time. See "THE CONTRACT
 Transfers."

Charges Against the Fund

     Scudder Kemper Investments, Inc. provides investment advisory services to the Fund for the Portfolios under the investment advisory agreement between the Fund, on behalf of the Portfolios, and the Adviser, for a fee. The Fund is responsible for all of its other expenses. The net assets of the Fund attributable to the Variable Account will reflect deductions in connection with the investment advisory fee and other expenses incurred by the Fund. The investment advisory fees differ with respect to each of the Portfolios. See "SCUDDER VARIABLE LIFE INVESTMENT FUND." For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectus for the Fund, a current copy of which accompanies this Prospectus.

           C E R T A I N   F E D E R A L   I N C O M E
                 T A X   C O N S E Q U E N C E S

     The following summary is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to the Contract, based on the Code, proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local or foreign tax consequences. "United States Persons" means citizens or residents of the United States, domestic corporations, domestic partnerships, and trusts or estates that are subject to United States federal income tax regardless of the source of their income. This summary does not discuss the consequences of an exchange of another annuity contract for the Contract or a surrender of another annuity contract to provide funds for investment in the Contract. Additional information regarding such exchanges or surrenders is contained in the Statement of Additional Information, which is available at no cost to any person requesting a copy by writing to Intramerica or by calling (800) 833 0194.

     The Qualified Contract was designed for use by retirement plans and individual retirement accounts that qualify for special federal income tax treatment under Section 401(a), 408(a) or 408A of the Code and by individuals purchasing individual retirement annuities that qualify for special federal income tax treatment under Section 408(b) or 408A of the Code. Certain requirements must be satisfied in purchasing a Qualified Contract for the plan, account or annuity to retain its special tax treatment. This summary does not discuss such requirements, and assumes that Qualified Contracts are purchased pursuant to retirement plans or individual retirement accounts or are individual retirement annuities that qualify for such special tax treatment. Additionally, because any distribution with respect to a Qualified Contract, other than an individual retirement annuity qualifying under Section 408(b) of the Code, will be made to an entity that is exempt from federal income tax, this summary does not discuss the annuity consequences with respect to Qualified Contracts other than such individual retirement annuities.

     THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. EACH POTENTIAL PURCHASER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER AS TO THE CONSEQUENCES OF INVESTMENT IN A CONTRACT UNDER FEDERAL AND
APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS BEFORE MAKING ANY PAYMENT.

Tax Status of the Contract

     Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity tract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) apply a diversification formula to each of the Subaccounts. The Variable Account, through the Fund and its Portfolios, intends to comply with the diversification requirements of the Treasury regulations. Intramerica and the Fund have entered into agreements regarding participation in the Fund that require the Fund and its Portfolios to be operated in compliance with the Treasury regulations.
     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."
     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and contract values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Intramerica does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Intramerica therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.
     The Code also requires that Nonqualified Contracts contain specific provisions for distribution of Contract proceeds upon the death of an Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that (a) if any Owner dies on or after the Maturity Date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Owner's death, or (b) if any Owner dies before the Maturity Date, the entire interest in the Contract must generally be distributed within five years after the Owner's date of death.
     These requirements will be considered satisfied if the entire interest in the Contract is used to purchase an immediate annuity under which payments will begin within one year of the Owner's death and will be made for the life of the "designated beneficiary" or for a period not extending beyond the life expectancy of the "designated beneficiary." Under Section 72(s) the designated beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person in order to take advantage of the exceptions noted. If the designated beneficiary is the Owner's surviving spouse and the Owner dies before the Maturity Date, the Contract may be continued with the surviving spouse as the new Owner. The Nonqualified Contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contract satisfy all such Code requirements. The provisions contained in the Nonqualified Contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise. Similar rules apply to Qualified Contracts. See "DISTRIBUTIONS UNDER THE CONTRACT
Death of Owner."

     Other rules may apply to Qualified Contracts. For qualified plans under Section 401(a) the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70 1/2. For qualified plans and IRAs, additional rules apply following the Owner's (or plan participant's) death. Roth IRAs under
Section 408A do not require distributions at any time prior to the Owner's death.

     Natural Persons. With respect to Owners who are natural persons, the Contract should be treated as an annuity contract for federal income tax purposes, the taxation of which is described below. See "CERTAIN FEDERAL
INCOME TAX CONSEQUENCES    Taxation of Annuities."

     Non natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code. Accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the Account Value as of the close of the taxable year and all distributions under the Contract paid in the taxable year and previous taxable years over (ii) the sum of the Payments made for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the Contract. Section 72(u) of the Code does not apply to (i) a Contract in which the nominal Owner is not a natural person but the beneficial Owner is a natural person, (ii) a Qualified Contract or (iii) a single payment annuity, the Maturity Date of which is no later than one year from the date of the single Payment and provides for a series of substantially equal periodic payments during the annuity period. Instead, such Contracts are taxed as described below under the heading "Taxation of Annuities."

     Individual Retirement Annuities. In order to qualify as an individual retirement annuity under Section 408(b) of the Code, a Contract must contain certain provisions, including the following: (i) the Owner must be the Annuitant; (ii) the Contract may not be transferable by the Owner, e.g., the Owner may not designate a new Owner or assign the Contract as collateral security; (iii) the total Payments for any Contract Year may not exceed $2,000, unless the portion of such Payments in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(c), 403(a)(4), 403(b)(8), 408(d)(3) or 408A(e) of the Code; (iv) Annuity
Payments must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2 and meet certain other requirements; (v) an Annuity Income Option with a Period Certain that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; (vi) certain payments of Death Benefits must be made in the event the Annuitant dies prior to the distribution of the Account Value; and (vii) the Owner's entire interest in the annuity must be non forfeitable. Contracts intended to qualify as individual retirement annuities under Section 408(b) of the Code contain such provisions.


     Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the Owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income and whether the individual is a participant in a qualified plan. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.


     Roth IRAs. Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Roth IRAs are not currently available to Owners. However, they may be made available at sometime in the future. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

     Other Qualified Contracts. A Contract may be purchased by a trust or custodial account that forms a retirement plan qualified under Section 401(a) of the Code or an individual retirement account qualified under
Section 408(a) of the Code. The contributions and benefits in respect of a participant in such a plan or account will be determined by the terms and conditions of the plan or account, rather than the Contract. Intramerica shall be under no obligation either (i) to determine whether any payment, distribution or other transaction under the Contract complies with the provisions, terms and conditions of such plan or account or of applicable law or (ii) to administer such plan or account, including without limitation any provisions required by the Retirement Equity Act of 1984. The Contract is intended for use by such plans and accounts solely for the accumulation of retirement savings. Adverse tax consequences to the plan or account, the participant or both may result if this Contract is transferred or assigned by the plan or account to any individual as a means to provide benefit payments. A qualified tax adviser should be consulted with respect to the use of the Contract in connection with such a plan or account.

Taxation of Annuities

     The discussion below applies only to those Contracts that qualify as annuity contracts for federal income tax purposes.

     In General. Section 72 of the Code governs taxation of annuities in general. An Owner of a Contract should not be taxed on increases in the Account Value until distribution occurs either in the form of amounts received in partial or full surrender or as Annuity Payments under the Annuity Income Option selected. The taxable portion of any such distribution generally will be taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (including assignment prior to the Maturity Date of an Owner's right to receive Annuity Payments) generally will be treated as a distribution in the amount of such portion of the Account Value. Any such deemed distribution generally will be taxable in an amount equal to the excess (if any) of the Account Value immediately before the distribution is deemed to occur over the Investment in the Contract at such time. Additionally, when an Owner designates a new Owner prior to the Maturity Date without receiving full and adequate consideration, the old Owner generally will be treated as receiving a distribution under the Contract in an amount equal to the excess (if any) of the Account Value at the time of such designation over the Investment in the Contract at such time. Additionally, the assignment prior to the Maturity Date of an Owner's right to receive Annuity Payments without full and adequate consideration generally will be treated as a distribution under the Contract in an amount equal to the excess of the Account Value at the time of such assignment over the Investment in the Contract at such time; any such deemed distribution will be taxable in full.


     Partial and Full Surrenders. In the case of a partial surrender under a Nonqualified Contract, the amount received generally will be taxable in an amount equal to the excess (if any) of the Account Value immediately before the surrender over the Investment in the Contract at such time. In the case of a partial surrender under a Qualified Contract, generally a portion of the amount received, based on the ratio of the Investment in the Contract to the Account Value, will be includable in the recipient's taxable income. In the case of a full surrender under a Nonqualified or Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Investment in the Contract. In the case of a Qualified Contract (i) the Investment in the Contract may be zero and (ii) certain surrenders will not be taxed if they qualify under Section 402(c), 403(a)(4), 403 (b)(8), 408(d)(3) or 408A(e) of the Code as rollover contributions to certain retirement plans and individual retirement arrangements.

     Annuity Payments. Generally, a portion of each of the Annuity Payments will be includable in the taxable income of the recipient. There is, in general, no tax on the portion of each Annuity Payment that bears the same ratio to the amount of such Annuity Payment as the Investment in the Contract bears to the total expected value of the Annuity Payments for the term of the payments; the remainder of each Annuity Payment is taxable. Once the aggregate amount received under the Contract on or after the Maturity Date that was excluded from gross income equals the Investment in the Contract as of the Maturity Date, any additional Annuity Payments will be included in gross income in their entirety. If, after the Maturity Date, Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the Investment in the Contract as of the Maturity Date over the aggregate amount of Annuity Payments received on or after the Maturity Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.


     Investment in the Contract.   "Investment in the Contract" means (i)
the aggregate amount of any Payments made by or on behalf of the recipient or deemed recipient minus (ii) the aggregate amount received under the Contract which was excluded from the gross income of the recipient or deemed recipient (except that the amount of any loan from, or secured by a Contract will be disregarded to the extent that such amount is excluded from gross income) plus (iii) the amount of any loan from, or secured by a Contract to the extent that such amount is included in the gross income of the Owner.

     Penalty Taxes. In the case of a deemed distribution under a Nonqualified Contract resulting from a pledge, assignment or agreement to pledge or assign, a surrender of a Nonqualified Contract, or an Annuity Payment with respect to a Nonqualified Contract, a federal penalty tax may be imposed on the taxpayer equal to 10% of the amount of the distribution (or deemed distribution) that is includable in gross income. The penalty tax generally will not apply to any distribution (i) made on or after the date on which the taxpayer attains age 59 1/2; (ii) made as a result of the death of the Owner; (iii) attributable to the disability of the taxpayer; or (iv) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary. Similar penalties apply to Qualified Contracts. In addition, if a minimum distribution is required under a Qualified Contract as a result of the Annuitant's death or attainment of age 70 1/2, a 50% excise tax will apply to the portion of any such required minimum distribution that is not actually distributed. In the case of Qualified Contracts, penalty taxes or other adverse tax consequences may
result if excess contributions are made                or in certain other
circumstances.

     Transfer of Ownership. A transfer of ownership of a Contract or Assignment of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax qualified plan or IRA.

     Multiple Contracts. All Nonqualified deferred annuity contracts that are issued by Intramerica (or its affiliates) to the same Contract Owner during any calendar year will be treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There also may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or the Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (ii) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

     Tax Legislation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

Taxation of Intramerica

     At the present time, Intramerica makes no charge to the Variable Account for any federal, state or local taxes that it incurs which may be attributable to such Account or to the Contract. Intramerica, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Contract.
               G E N E R A L   P R O V I S I O N S

The Contract

     The Contract, any endorsements and amendments thereon and the Contract application constitute the entire contract between Intramerica and the Owner. Only the President, a Vice President or the Secretary of Intramerica is authorized to change or waive the terms of a Contract. Any change or waiver must be in writing and signed by one of those persons.

Deferment of Payment and Transfers

     Payment of any amount due from the Variable Account with respect to a surrender, Death Benefit or the death of the Owner of a Nonqualified Contract generally will occur within seven days from the date the Written Notice is received, except that Intramerica may be permitted to defer such payment if: (i) the New York Stock Exchange is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted;
(ii) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (iii) the SEC permits a delay for the protection of Owners. Transfers also may be deferred under these circumstances.
     Payment of any Account Value from amounts allocated to the General Account may be deferred for a period of six months after Written Notice is received by Intramerica.
     Any Payment which is derived, all or in part, from any amount paid to Intramerica by check or draft may be postponed until such time as Intramerica determines that such instrument has been honored.

Contract Expiration

     The Contract will expire and be of no effect if the Account Value becomes insufficient to cover deductions for the Mortality and Expense Risk Charge, the Contract Administration Charge, a Records Maintenance Charge if imposed, and any transfer charges.

Misstatement of Age or Sex

     If the Annuitant's age or sex (and/or the Joint Annuitant's age or sex, if Annuity Income Option 2 is selected) has been misstated on the application, Intramerica will recalculate the Annuity Payments to reflect the calculations that would have been made had the Annuitant's age and sex (and/or the Joint Annuitant's age and sex, if Annuity Income Option 2 is selected) been correctly stated. If Intramerica underpays or overpays the Annuity Benefit because of a misstatement, the amount thereof with interest at 6% per year will be added to or subtracted from the current or next succeeding payment.

Nonparticipating Contract

     The Contract does not participate in the divisible surplus of Intramerica. No dividends are payable on the Contract.

Written Notices and Requests:  Owner Inquiries

     Any Written Notice or Written Request required to be sent to Intramerica should be sent to 9 Ramland Road, Orangeburg, New York 10962. Any notice or request must be on the required form provided by Intramerica and contain such information as Intramerica requires to process such notice or request, including the Contract number and the Owner's full name and signature. Any notice sent by Intramerica to an Owner will be sent to the address shown in the application unless a Written Notice of an address change has been filed with Intramerica. All Owner inquiries should be addressed to Intramerica at its Home Office or made by calling (800) 833 0194.

Records and Reports

     Intramerica anticipates entering into an administrative services agreement ("Services Agreement") with Allstate on or about May 31, 1998, pursuant to which Allstate, or its designee, will provide the administrative services in connection with the Contracts and the Variable Account on behalf of Intramerica. (See "Services Agreement," p. 50) At the end of each calendar quarter, Allstate or its designee, on behalf of Intramerica, will send Owners, at their last known address of record, statements itemizing the Account Value, additional Payments, transfers, any charges, and any partial surrenders made during the year. Owners will also be sent annual and semiannual reports for the Fund which will include a list of the securities in each Portfolio as of the current date of the report to the extent required by the 1940 Act.



Year 2000 Disclosure

     Like all financial services providers, Intramerica, Allstate and its affiliates utilize systems that may be affected by Year 2000 transition issues and rely on service providers including banks, custodians, administrators and investment managers that also may be affected. Intramerica, Allstate and its affiliates have developed and are in the process of implementing a Year 2000 transition plan, and are confirming that its service providers are also engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Intramerica, Allstate and its affiliates. However, as of the date of this prospectus, it is not anticipated that contract owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Intramerica, Allstate and its affiliates currently anticipate that their systems will be Year 2000 compliant on or about December 1998, but there can be no assurance that Intramerica, Allstate or its affiliates will be successful, or that interaction with other service providers will not impair Intramerica, Allstate or its affiliates services at that time.



                 S E R V I C E S   A G R E E M E N T

     Intramerica anticipates entering into an administrative services agreement ("Services Agreement") with Allstate on or about May 31, 1998, pursuant to which Allstate, or its designee, will provide the administrative services in connection with the Contracts and the Variable Account on behalf of Intramerica. Included among such services will be premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. In addition Allstate will be responsible for payment of all expenses in connection with the Contract and Separate Account. Allstate's principal address is 3100 Sanders Road, Northbrook, Illinois 60062. However, at this time there will be no changes to the address or phone numbers that You are currently using.


     D I S T R I B U T I O N   O F   T H E   C O N T R A C T

     The principal underwriter of the Contract is CNL. CNL is registered with the SEC as a broker dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. The principal address of CNL is 8301 Maryland Avenue, St. Louis, Missouri 63105.

     For its services as Principal Underwriter, Intramerica pays a .50% commission, as a percentage of Payments, to CNL. Intramerica paid commissions of $24,106, $17,844, and $19,288 to CNL on the sale of the Contracts in 1997, 1996 and 1995, respectively.

     CNL has contracted with Scudder Insurance Agency of New York, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contract. Scudder is a subsidiary of Scudder Investor Services, Inc., which is registered with the SEC as a broker dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the Contract are registered representatives of Scudder and licensed insurance agents. The principal address of Scudder is 345 Park Avenue, New York, New York 10154.
     The Contract will be offered to the public on a continuous basis.
      Both CNL and Scudder reserve the right to discontinue the offering at any time.


                  T H E   G E N E R A L   A C C O U N T

     Payments allocated or amounts transferred to the General Account under the Contract become part of the General Account assets of Intramerica, which support annuity and insurance obligations. The General Account includes all of Intramerica's assets, except those assets segregated in separate accounts. Pursuant to the coinsurance agreement to be executed on or about May 31, 1998 between Intramerica and Allstate, the assets of the General Account attributable to the Contracts will be transferred to Allstate. Pursuant to this agreement it will be Allstate's responsibility to invest the assets of the General Account, subject to applicable law. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of such statutes, and, as a result, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the General Account. However, disclosures about the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     Intramerica guarantees that it will credit interest at an effective annual rate of at least 3.5%, compounded monthly. Intramerica may declare higher interest rates for amounts allocated or transferred to the General Account ("Declared Rates"). Each such Declared Rate will be fixed and guaranteed by Intramerica and applied to a specific period of time, which will not be less than one year or more than five years (the "Declaration Period"). An Owner must specify one or more of the Declaration Periods currently offered by Intramerica when allocating or transferring funds to or within the General Account. At any one time, an Owner may have amounts earning different Declared Rates within a Declaration Period because amounts were allocated or transferred to that Declaration Period at different times. Intramerica will not accept allocations to the General Account which would increase a Contract's value in the General Account to over $250,000. Subject to deductions for any applicable charges, Intramerica guarantees that the value held in the General Account will equal all amounts allocated or transferred to the General Account, plus any interest credited thereto, less any amounts surrendered or transferred from the General Account. An Owner is not entitled to share in the investment experience of the General Account.
     An amount allocated or transferred to the General Account may not be transferred from or within the General Account prior to the end of the Declaration Period with which it is associated. Intramerica will notify Owners having funds allocated to the General Account associated with an expiring Declaration Period prior to the end of the Declaration Period and will request instructions as to the reallocation of such amounts. If no instructions are received from the Owner prior to the end of the Declaration Period, the portion of the Account Value attributable to that Declaration Period will be transferred to the Money Market Subaccount at the end of the Declaration Period.
     For a discussion of transfer rights, charges, and surrender privileges relating to amounts allocated to the General Account, see "THE CONTRACT
Transfers," "DISTRIBUTIONS UNDER THE CONTRACT    Full and Partial Surrender
Privileges" and "CHARGES AND DEDUCTIONS   Transfer Charges."


                      V O T I N G   R I G H T S

     To the extent required by law, Intramerica will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, Intramerica determines that it is permitted to vote the Fund's shares in its own right, it may elect to do so.
     The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount and will be determined by dividing a Contract's value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of a Portfolio that the Owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to that meeting in accordance with procedures established by the Fund. Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.
     Intramerica will vote shares of the Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to all variable annuity contracts (including the Contract) issued by Intramerica and participating in that Portfolio. Intramerica also will vote shares it owns that are not attributable to variable annuity contracts in the same proportion.
     Separate accounts of other insurance companies, including an insurance company affiliated with Intramerica, also invest premiums for variable life and variable annuity contracts in the Fund. It is to be expected that Fund shares held by those separate accounts will be voted according to the instructions of the owners of those variable life and variable annuity contracts. This will dilute the effect of the Owners' voting instructions. Intramerica does not see any disadvantages to this dilution.


               L E G A L   P R O C E E D I N G S

     The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or the Company.


          A D D I T I O N A L   I N F O R M A T I O N

     A registration statement has been filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Contract offered hereby. This Prospectus does not contain all of the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, Intramerica and the Contract offered hereby. Statements contained in this Prospectus as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


                     TABLE OF CONTENTS FOR

               STATEMENT OF ADDITIONAL INFORMATION


                                                       Prospectus
                                              Page     Reference*

STATE REGULATION OF INTRAMERICA                  1          15

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
     OF CERTAIN EXCHANGES AND SURRENDERS         1          39

SAFEKEEPING OF THE VARIABLE ACCOUNT'S
     ASSETS                                      2          15

SERVICES AGREEMENT                               2          50

CALCULATION OF YIELDS
     AND TOTAL RETURNS                           2          13
     Money Market Subaccount Yields              3
     Other Subaccount Yields                     4
     Total Returns                               4
     Effect of the Records Maintenance Charge
       on Performance Data                       5

OTHER PERFORMANCE DATA                           6          14
     Cumulative Total Returns                    6
     Comparison of Performance and
       Expense Information                       6

LEGAL MATTERS                                    7          52

INDEPENDENT ACCOUNTANTS                          7

FINANCIAL STATEMENTS                             8          11


     * The corresponding section headings may be found in the Prospectus at the pages indicated.




                               INTRAMERICA
                        VARIABLE  ANNUITY  ACCOUNT


                              STATEMENT  OF
                         ADDITIONAL  INFORMATION
                                FOR  THE
                         SCUDDER  HORIZON  PLAN
                      FLEXIBLE  PREMIUM  VARIABLE
                           DEFERRED  ANNUITY


                              Offered by


                  INTRAMERICA  LIFE  INSURANCE  COMPANY

                (A New York Stock Life Insurance Company)
                           9 Ramland Road
                     Orangeburg, New York  10962



     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Variable Deferred Annuity (the "Contract") offered by Intramerica Life Insurance Company. You may obtain a copy of the Prospectus, dated May 1, 1998, by calling (800) 225-2470, or writing to Scudder Insurance Agency of New York, Inc., 345 Park Avenue, New York, New York 10154. Terms used in the current Prospectus for the Contract are incorporated in this Statement.


            THIS STATEMENT OF ADDITIONAL INFORMATION IS
              NOT A PROSPECTUS AND SHOULD BE READ ONLY
       IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

                       Dated  May 1, 1998





                        TABLE OF CONTENTS

                                                         Prospectus
                                                  Page   Reference*

STATE REGULATION OF INTRAMERICA                    1         15

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
  OF CERTAIN EXCHANGES AND SURRENDERS              1         39

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS       2         15

SERVICES AGREEMENT                                 2         50

CALCULATION OF YIELDS AND TOTAL RETURNS            2         13
     Money Market Subaccount Yields                3
     Other Subaccount Yields                       4
     Total Returns                                 4
     Effect of the Records Maintenance Charge
       on Performance Data                         5

OTHER PERFORMANCE DATA                             6         14
     Cumulative Total Returns                      6
     Comparison of Performance and Expense
        Information                                6

LEGAL MATTERS                                      7         52

INDEPENDENT ACCOUNTANTS                            7

FINANCIAL STATEMENTS                               8         11


* The corresponding section headings may be found in the Prospectus at the pages indicated.

     In order to supplement the description in the Prospectus, the following provides additional information about Intramerica and the Contract which may be of interest to an Owner.

                     STATE REGULATION OF INTRAMERICA

     Intramerica is a stock life insurance company organized under the laws of the State of New York on March 24, 1966. Intramerica is subject to regulation by the State of New York Insurance Department. Quarterly statements covering the operations and reporting on the financial condition of Intramerica are filed with the New York Superintendent of Insurance. Periodically, the Superintendent examines the financial condition of Intramerica, including the liabilities and reserves of the Variable Account and any other separate account of which Intramerica is the depositor.

     Intramerica is an indirect wholly-owned subsidiary of Charter National Life Insurance Company ("Charter"), a Missouri stock life insurance company. Charter is engaged principally in the offering of insurance products on a direct marketing basis in 49 states, the District of Columbia and Puerto Rico. Charter is a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. Leucadia is a diversified holding company, the common stock of which is listed on the New York and Pacific Stock Exchanges.

     The Variable Account was originally established by First Charter Life Insurance Company ("First Charter"), a subsidiary of Charter, on June 8, 1988. At that time, First Charter's corporate name was "Baldwin Life Insurance Company" and the Variable Account was named "Baldwin Variable Annuity Account." These names were changed to "First Charter Life Insurance Company" and "First Charter Variable Annuity Account" respectively, in October, 1988. On November 1, 1992, First Charter was merged with and into Intramerica. Pursuant to the merger, Intramerica acquired the Variable Account which was then renamed "Intramerica Variable Annuity Account."

                CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF
                     CERTAIN EXCHANGES AND SURRENDERS

     Under Section 1035 of the Code, generally no gain or loss is recognized on a qualifying exchange of an annuity contract for another annuity contract. A direct exchange of an annuity contract for the Contract qualifies as an exchange under Section 1035 of the Code. There are, however, certain exceptions to this rule. Moreover, although the issue is not free from doubt, certain surrenders under an annuity contract followed by an investment in the Contract also may qualify as exchanges under Section 1035 of the Code. Due to the uncertainty of the rules regarding the determination of whether a transaction qualifies under
Section 1035 of the Code, prospective purchasers are urged to consult their own tax advisers.

     In addition to being nontaxable events, certain exchanges under
Section 1035 of the Code also may result in a carry-over of the federal income tax treatment of the old annuity contract to the new annuity contract. Due to the complexity of the rules regarding the proper treatment of an exchange qualifying under Section 1035 of the Code prospective purchasers are urged to consult their own tax advisers.


                SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     Intramerica holds the assets of the Variable Account. The assets are kept segregated and held separate and apart from the general funds of Intramerica. Intramerica maintains records of all purchases and redemptions of the shares of each Portfolio. A blanket fidelity bond in the amount of $10,000,000 covers all of the officers and employees of Intramerica.

                            SERVICES AGREEMENT

     On February 11, 1998 Intramerica and Leucadia entered into an agreement ("the Agreement") with Allstate Life Insurance Company ("Allstate") pursuant to which Allstate and Intramerica will enter into a coinsurance agreement reinsuring all of Intramerica's rights, liabilities and obligations with respect to the Contracts. The Agreement also provides that Allstate and Intramerica will enter into an administrative services agreement ("Services Agreement") pursuant to which Allstate, or its designee, will provide the administrative services in connection with the Contracts and the Variable Account on behalf of Intramerica. Included among such services will be premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. As compensation for its services, Allstate will retain the charges deducted from Separate Account or Contract Values but will be responsible for payment of all expenses in connection with the Contract and the Separate Account. Allstate's principal address is 3100 Sanders Rd., Northbrook, Illinois 60062.

              CALCULATION OF YIELDS AND TOTAL RETURNS

     From time to time, Intramerica may disclose historic performance data for the Subaccounts, including yields, standard annual total returns and other nonstandard measures of performance. Such performance will be computed, or accompanied by performance data computed in accordance with regulations published by the Securities and Exchange Commission. Because of the charges and deductions imposed under the Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. Also, because of differences in Variable Account charges for different variable annuity contracts invested in the Variable Account, the yields, total returns and other performance data for the Subaccounts will be different for the Contract than for such other variable annuity contracts. The calculations of yields, total returns and other performance data do not reflect the effect of any premium tax since no premium tax on the Contract is currently payable under New York law.

     The yields and total returns for periods prior to the date the Subaccounts commenced operations, when disclosed, are based on the performance of the Scudder Variable Life Investment Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as the Fund's Portfolios with the level of Contract charges equal to those that were in effect at the inception of the Subaccounts for the Contracts. The Subaccounts and Portfolios commenced operations, as indicated:

     Subaccount/Portfolio        Subaccount        Portfolio
     Money Market                July, 1990        July, 1985
     Bond                        July, 1990        July, 1985
     Balanced                    July, 1990        July, 1985
     Capital Growth              July, 1990        July, 1985
     International               July, 1990        May, 1987
     Growth and Income           May, 1994         May, 1994
     Global Discovery            May, 1996         May, 1996


Money Market Subaccount Yields

     Based on the method of calculation described below, the Current Yield and Effective Yield on amounts held in the Money Market Subaccount for the seven-day period ended December 31, 1997, were as follows:

               Current Yield   = 4.61%

               Effective Yield = 4.72%



     The Current Yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of a seven-day period in the value of a hypothetical account having a balance of one unit of the Money Market Subaccount at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account. The charges and deductions for the hypothetical account include the per unit charges for Administration and Mortality and Expense Risk. The Current Yield is calculated according to the following formula:

          Current Yield = ((NCS - ES) / UV)  x  (365 / 7)


     The Company may also disclose the Effective Yield of the Money Market Variable Account for the same seven-day period determined on a compounded basis. The Effective Yield is calculated by compounding the unannualized base period return according to the following formula:

 Effective Yield = (1 + ((NCS - ES) / UV))(to the power of 365 / 7) - 1

Where, for both formulas:

NCS   =   The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Subaccount unit under a Contract.

ES    =   Per unit expenses of the Subaccount for the Contracts for the seven-day period.
UV    =   The unit value for a Contract on the first day of the seven-day period.

     The Current and Effective Yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and its operating expenses.

Other Subaccount Yields

     Based on the method of calculation described below, the 30-Day Yield for the Bond Subaccount for the 30-Day period ended December 31, 1997, was as follows:


                    30-Day Yield = 5.51%


     The 30-Day Yield refers to income generated by the Bond Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated during the 30-day period is assumed to be generated each 30-day
period over a 12-month period.  The yield is computed by:   (i)  dividing
the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses attributable to the Contracts for the period, by the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, compounding that yield for a six-month period and (ii) multiplying that result by two. Expenses attributable to the Bond Subaccount for the Contracts include the Administration Charge and the Mortality and Expense Risk Charge. The 30-Day Yield is calculated according to the following formula:


 30-Day Yield  =  2 x ((((NI -ES) / (U x UV)) + 1)(to the power of 6)- 1)


Where:

NI   =   Net income of the portfolio for the 30-day period attributable to the Subaccount's units.
ES   =   Expenses of the Subaccount for the Contracts for the 30-day
         period.
U    =   The average daily number of units outstanding attributable to the
         Contracts.
UV   =   The highest unit value at the close of the last day in the 30-day period.


     The 30-Day Yield on amounts held in the Bond Subaccount normally will
fluctuate over time.   Therefore, the disclosed yield for any given past
period is not an indication or representation of future yields or rates of
return.   The Bond Subaccount's actual yield is affected by the types and quality of securities held by the Portfolio and its operating expenses.

Total Returns

     Intramerica may disclose Standard Average Annualized Total Returns ("Total Returns") for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, respectively, the Total Returns for these periods will be provided. Total Returns for other periods of time may, from time to time, also be disclosed. Based on the method of calculation described below, the Total Returns for the Subaccounts were as follows:

                Inception of    Inception of    One Year      Five Year
              the Subaccount   the Portfolio  Period Ending  Period Ending
Subaccount     to 12/31/97      to 12/31/97    12/31/97       12/31/97

Money Market*        3.91%          4.74%         4.50%          3.71%
Bond                 8.13%          7.63%         8.33%          6.48%
Balanced            11.57%         11.57%        23.34%         12.33%
Capital Growth      15.22%         14.87%        34.81%         17.20%
International        7.00%          8.97%         8.30%         12.90%
Growth and Income** 23.13%         23.13%        29.56%          N/A
Global Discovery***  9.97%          9.97%        11.60%          N/A


* The yield quotations for the Money Market Subaccount quoted above more closely reflect the current earnings of this subaccount than the total return quotations.

**   Five Year Total Returns are not applicable for the Growth and Income
Subaccount as it commenced operation on May 1, 1994.
***          Five Year Total Returns are not applicable for the Global
Discovery Subaccount as it commenced operation on May 1, 1996.

     Total Returns represent the average annual compounded rates of return that would equate a single investment of $1,000 to the redemption value of the investment as of the last day of each of the periods. The ending date for each period for which Total Return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

     Total Returns will be calculated using Subaccount Unit Values which Intramerica calculates on each Valuation Date based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality
and Expense  Risk Charge, the Administration Charge and   (for periods
prior to January 25, 1991) the Records Maintenance Charge. An average per dollar Records Maintenance Charge attributable to the hypothetical account for the period is used. The Total Return is calculated according to the following formula:

               TR = (ERV / P )(to the power of 1 / N) - 1
Where:

TR   =   The average annual total return net of Subaccount recurring charges for the Contracts.
ERV  =   The ending redeemable value of the hypothetical account at the end of the period.
P    =   A hypothetical single payment of $1,000.
N    =   The number of years in the period.

Effect of the Records Maintenance Charge on Performance Data

     The Contract provides for an annual $40 Records Maintenance Charge to be deducted at the end of each Contract Year proportionately from each Subaccount and each Declaration Period in the General Account in which the Owner has funds allocated. Currently, Intramerica is not deducting the Records Maintenance Charge. For purposes of reflecting the Records Maintenance Charge on performance information prior to January 25, 1991, the $40 annual charge was converted into a per dollar per day charge based on the average Accumulated Value of all Contracts on the last day of the period for which quotations are provided.

The assumed average Records Maintenance Charge was not, except in rare instances, reflective of its actual effect on a particular Contract.

                        OTHER PERFORMANCE DATA

Cumulative Total Returns

     Intramerica may disclose Cumulative Total Returns in conjunction with the standard format described previously. The Cumulative Total Returns for the Subaccounts were as follows:


                Inception of    Inception of   One Year      FiveYear
                the Subaccount  the Portfolio  Period Ending Period Ending
Subaccount      to 12/31/97     to 12/31/97    12/31/97      12/31/97

Money Market         33.19%        78.09%         4.50%         19.96%
Bond                 79.39%       150.10%         8.33%         36.94%
Balanced            126.84%       291.34%        23.34%         78.87%
Capital Growth      188.55%       462.99%        34.81%        121.18%
International        65.91%       150.01%         8.30%         83.52%
Growth and Income*  114.68%       114.68%        29.56%           N/A
Global Discovery**   17.18%        17.18%        11.60%           N/A

* Five Year Returns are not applicable for the Growth and Income Subaccount as it commenced operation on May 1, 1994.
**          Five Year Returns are not applicable for the Global Discovery
Subaccount as it commenced operation on May 1, 1996.


The Cumulative Total Returns are calculated using the following formula:

                              CTR = (ERV / P) - 1
Where:

CTR   =   The Cumulative Total Return net of Subaccount recurring charges for the period.
ERV   =   The ending redeemable value of the hypothetical investment at the end of the period.
P     =   A hypothetical single payment of $1,000.

Comparison of Performance and Expense Information

     Expenses and performance information for each Subaccount may be compared in advertising, sales literature, and other communications to expenses and performance information of other variable annuity products investing in mutual funds (or investment portfolios of mutual funds) with investment objectives similar to each of the Subaccounts tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and the Variable Annuity Research Data Service ("V.A.R.D.S."). Lipper, Morningstar and V.A.R.D.S. monitor and rank the performance and expenses of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. V.A.R.D.S. rankings only compare variable annuity issuers. The performance analyses prepared by Lipper and V.A.R.D.S. each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges or certain expense deductions at the separate account level into consideration. The performance analyses prepared by Morningstar rates subaccount performance relative to its investment class based on total returns. Morningstar deducts front end loads from total returns and deducts half of the surrender charge, if applicable, for the relevant time period when calculating performance figures. In addition, Morningstar and V.A.R.D.S. prepare risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories defined by the degree of risk inherent in their investment objectives.

     From time to time, Intramerica may also compare the performance of each Subaccount to indices that measure stock market performance, such as Standard & Poors 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices such as these may assume reinvestment of dividends but generally do not reflect "deductions" for the expenses of operating and managing an investment portfolio.

                             LEGAL MATTERS

     Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain legal matters relating to the Federal Securities Laws. All matters of New York law pertaining to the Contracts, including the validity of the Contract and Intramerica's authority to issue the Contract under New York Insurance Law, have been passed upon by John R. Petrowski, General Counsel of Intramerica Life Insurance Company.

                        INDEPENDENT ACCOUNTANTS

     The financial statements of the Intramerica Variable Annuity Account as of December 31, 1997 and for each of the two years in the period ended December 31, 1997 and the financial statements of Intramerica Life Insurance Company as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 have been included in this Registration Statement in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in accounting and auditing.

                         FINANCIAL STATEMENTS

     The financial statements of Intramerica, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Intramerica to meet its obligation under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



                       INDEX TO FINANCIAL STATEMENTS

                                                           PAGES

                   INTRAMERICA VARIABLE ANNUITY ACCOUNT

Report of Independent Accountants                             9

Financial Statements:

     Statement of Assets and Liabilities
        as of December 31, 1997                              10

     Statement of Operations for the year ended
        December 31, 1997                                    11

     Statement of Changes in Net Assets for the
        years ended December 31, 1997 and 1996            12-13

     Notes to Financial Statements                        14-18


                    INTRAMERICA LIFE INSURANCE COMPANY

Report of Independent Accountants                            19

Financial Statements:

     Balance Sheets as of December 31, 1997 and 1996         20

     Statements of Income for the years ended
        December 31, 1997, 1996 and 1995                     21

     Statements of Stockholders' Equity for the
        years ended December 31, 1997, 1996 and 1995         22

     Statements of Cash Flows for the years ended
        December 31, 1997, 1996 and 1995                     23

     Notes to Financial Statements                        24-33


                FINANCIAL STATEMENTS AND SCHEDULES OMITTED

All other schedules are not submitted because they are not required or because the required information is included in the financial statements or notes thereto.

                     REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Intramerica Life Insurance Company:


We have audited the accompanying statement of assets and liabilities of the Intramerica Variable Annuity Account (comprising, respectively the Money Market, Bond, Capital Growth, Balanced, International, Growth and Income and Global Discovery Subaccounts) as of December 31, 1997 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of the Intramerica Variable Annuity Account. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts comprising the Intramerica Variable Annuity Account as of December 31, 1997, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.




COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 20, 1998

                                INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF ASSETS AND LIABILITIES
                                         December 31, 1997

                                                           Money                        Capital
                                           Total           Market          Bond          Growth
Assets:
Investment in series mutual funds, at
  net asset value (cost $40,269,957
  in total; and $4,280,942, $1,953,162,
  $9,504,174, $3,597,625, $8,039,065,
  $11,210,683 and $1,684,306 for
  each portfolio, respectively.)         $46,700,328     $4,280,942     $1,971,156      $11,798,925

    Total net asset                      $46,700,328     $4,280,942     $1,971,156      $11,798,925



Net assets:
For variable annuity contracts           $46,700,328     $4,280,942     $1,971,156      $11,798,925


    Total net asset                      $46,700,328     $4,280,942     $1,971,156      $11,798,925



The accompanying notes are an integral part of these financial statements.

                                INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF ASSETS AND LIABILITIES
                                         December 31, 1997


                                                                        Growth and     Global
                                            Balanced    International     Income      Discovery
Assets:
Investment in series mutual funds, at
  net asset value (cost $40,269,957
  in total; and $4,280,942, $1,953,162,
  $9,504,174, $3,597,625, $8,039,065,
  $11,210,683 and $1,684,306 for
  each portfolio, respectively.)           $4,525,003    $8,771,602     $13,507,911    $1,844,789

    Total net asset                        $4,525,003    $8,771,602     $13,507,911    $1,844,789


Net assets:
For variable annuity contracts             $4,525,003    $8,771,602     $13,507,911    $1,844,789

    Total net asset                        $4,525,003    $8,771,602     $13,507,911    $1,844,789

The accompanying notes are an integral part of these financial statements.

                                                  10a

                                INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                      STATEMENT OF OPERATIONS
                                For the year ended December 31, 1997

                                                           Money                         Capital
                                           Total           Market         Bond           Growth

Investment income:
Dividend income                          $2,330,818       $229,315       $105,255        $819,646
Less administrative expenses and
  mortality and expense risk charges        326,425         31,861         11,337          87,579

    Net investment income                 2,004,393        197,454         93,918         732,067

Gains (losses) on investments:
Realized gains (losses):
  Proceeds from sales of fund shares     43,120,585     16,090,242      1,282,107       7,546,266
  Cost of fund shares sold               39,441,520     16,090,242      1,301,516       6,266,388

  Net realized gains (losses)             3,679,065              0        (19,409)      1,279,878


Unrealized gains (losses):
  Beginning of year                       4,044,757                       (36,925)      1,204,216
  End of year                             6,430,372                        17,994       2,294,751

  Change in unrealized gains
    and losses                            2,385,615                        54,919       1,090,535


  Net realized and unrealized
    gains on investments                  6,064,680                        35,510       2,370,413

  Increase in net assets
    from operations                      $8,069,073       $197,454       $129,428      $3,102,480

The accompanying notes are an integral part of these financial statements.

                                INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                      STATEMENT OF OPERATIONS
                                For the year ended December 31, 1997

                                                                          Growth and       Global
                                          Balanced      International       Income        Discovery
Investment income:
Dividend income                           $329,362         $225,608         $611,356       $10,276
Less administrative expenses and
  mortality and expense risk charges        34,228           68,086           81,697        11,637

  Net investment income                    295,134          157,522          529,659        (1,361)

Gains (losses) on investments:
Realized gains (losses):
  Proceeds from sales of fund shares     1,280,072        8,214,891        6,823,024     1,883,983
  Cost of fund shares sold               1,085,238        7,185,639        5,733,510     1,778,987

  Net realized gains (losses)              194,834        1,029,252        1,089,514       104,996

Unrealized gains (losses):
  Beginning of year                        562,223        1,053,080        1,183,829        78,334
  End of year                              927,379          732,537        2,297,228       160,483

  Change in unrealized gains
    and losses                             365,156         (320,543)       1,113,399        82,149

  Net realized and unrealized
    gains on investments                   559,990          708,709        2,202,913       187,145

  Increase in net assets
    from operations                       $855,124         $866,231       $2,732,572      $185,784


The accompanying notes are an integral part of these financial statements.

                                                  11a

                                INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF CHANGES IN  NET ASSETS
                                For the year ended December 31, 1997

                                                           Money                         Capital
                                           Total           Market         Bond           Growth
Changes in assets:
Operations:
  Net investment income                  $2,004,393       $197,454        $93,918        $732,067

  Net realized gains (losses)             3,679,065                     1,279,878         194,834
  Change in unrealized gains and losses   2,385,615                     1,090,535         365,156

  Net change from operations              8,069,073        197,454        129,428       3,102,480
  Capital share transactions:
  Premiums                                4,828,451        806,918        191,240         828,191
  Capital withdrawals                      (525,430)
  Contract claims                          (422,036)       (41,928)                      (115,937)
  Contract surrenders                    (4,460,970)      (688,934)      (320,624)     (1,381,268)
  Transfers (to) from general account
    and portfolio transfers, net            159,345       (295,087)        14,680          48,079

  Net change from capital
    share transactions                     (420,640)      (219,031)      (114,704)       (620,935)
  Total change in net assets             $7,648,433       ($21,577)       $14,724      $2,481,545


Net assets:
Beginning of year                       $39,051,895     $4,302,519     $1,956,432      $9,317,380
End of year                              46,700,328      4,280,942      1,971,156      11,798,925
  Total change in net assets             $7,648,433       ($21,577)       $14,724      $2,481,545



The accompanying notes are an integral part of these financial statements.

                              INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF CHANGES IN  NET ASSETS
                                For the year ended December 31, 1997

                                                                          Growth and       Global
                                          Balanced      International       Income        Discovery
Changes in assets:
Operations:
  Net investment income                   $295,134        $157,522          $529,659       ($1,361)
  Net realized gains (losses)              194,834       1,029,252         1,089,514       104,996
  Change in unrealized gains and losses    365,156        (320,543)        1,113,399        82,149

  Net change from operations               855,124         866,231         2,732,572       185,784

Capital share transactions:
  Premiums                                 286,710         600,697         1,828,798       285,897
  Capital withdrawals                                                                     (525,430)
  Contract claims                          (88,901)        (99,624)          (75,646)
  Contract surrenders                     (448,168)     (1,157,215)         (443,625)      (21,136)
  Transfers (to) from general account
    and portfolio transfers, net          (131,169)       (915,480)        1,560,127      (121,805)

  Net change from capital
    share transactions                    (381,528)     (1,571,622)        2,869,654      (382,474)

  Total change in net assets              $473,596       ($705,391)       $5,602,226     ($196,690)


Net assets:
Beginning of year                       $4,051,407      $9,476,993        $7,905,685    $2,041,479
End of year                              4,525,003       8,771,602        13,507,911     1,844,789

  Total change in net assets              $473,596       ($705,391)       $5,602,226     ($196,690)

The accompanying notes are an integral part of these financial statements.

                                                  12a

                                INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF CHANGES IN  NET ASSETS
                                For the year ended December 31, 1996

                                                        Money                    Capital
                                           Total        Market        Bond       Growth
Changes in assets:
Operations:
   Net investment income                 $1,593,273     $176,637     $177,869     $735,559
   Net realized gains (losses)            1,623,335                   (21,334)     556,016
   Change in unrealized gains and losses  1,402,692                  (122,817)     269,626

   Net change from operations             4,619,300      176,637       33,718    1,561,201

Capital share transactions:
   Premiums                               3,675,106      481,756      144,427      630,719
   Capital contributions                    500,000
   Contract surrenders                   (1,344,302)    (533,168)
(135,400)    (288,903)
   Transfers (to) from general account
     and portfolio transfers, net           479,067      (41,387)
(267,986)    (763,794)
   Net change from capital
     share transactions                   3,309,871      (92,799)
(258,959)    (421,978)

   Total change in net assets            $7,929,171      $83,838
($225,241)  $1,139,223


Net assets:
Beginning of year                       $31,122,724   $4,218,681
$2,181,673   $8,178,157
End of year                              39,051,895    4,302,519
1,956,432    9,317,380

   Total change in net assets            $7,929,171      $83,838
($225,241)  $1,139,223


*  The Global Discovery Portfolio was added to the Fund on May 1, 1996.

The accompanying notes are an integral part of these financial statements.

                                INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                STATEMENT OF CHANGES IN  NET ASSETS
                                For the year ended December 31, 1996

Growth and     Global
                                           Balanced    International
Income      Discovery*
Changes in assets:
Operations:
   Net investment income                     $178,740     $143,602
$186,004      ($5,138)
   Net realized gains (losses)                 63,112      574,148
439,024       12,369
   Change in unrealized gains and losses      162,891      454,786
559,872       78,334

   Net change from operations                 404,743    1,172,536
1,184,900       85,565

Capital share transactions:
   Premiums                                   403,163      452,345
1,225,572      337,124
   Capital contributions
        500,000
   Contract surrenders                       (101,751)    (201,724)
(66,769)     (16,587)
   Transfers (to) from general account
     and portfolio transfers, net            (216,262)    (163,229)
796,348    1,135,377

   Net change from capital
     share transactions                        85,150       87,392
1,955,151    1,955,914

   Total change in net assets                $489,893   $1,259,928
$3,140,051   $2,041,479


Net assets:
Beginning of year                          $3,561,514   $8,217,065
$4,765,634           $0
End of year                                 4,051,407    9,476,993
7,905,685    2,041,479

   Total change in net assets                $489,893   $1,259,928
$3,140,051   $2,041,479


*  The Global Discovery Portfolio was added to the Fund on May 1, 1996.

The accompanying notes are an integral part of these financial statements.

                                                  13a

                    INTRAMERICA VARIABLE ANNUITY ACCOUNT
                       NOTES TO FINANCIAL STATEMENTS

1.   Organization:

The Intramerica Variable Annuity Account (the "Variable Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Variable Account was established by First Charter Life Insurance Company ("First Charter") as a separate investment account on June 8, 1988. On November 1, 1992, the Variable Account was transferred from First Charter to Intramerica Life Insurance Company ("Intramerica") pursuant to a merger with and into Intramerica. Intramerica is 98% owned by LUK-CPH, Inc. ("LUK-CPH") and 2% owned by Charter National Life Insurance Company ("Charter National"). Through several layers of ownership, LUK-CPH is owned by Charter National, which is wholly-owned by Leucadia National Corporation ("Leucadia").

The Variable Account receives funds representing premiums collected under the variable annuity contracts (the "Contracts") offered by Intramerica. The funds are directed by the Contract owners into one or more subaccounts, each of which, in turn, invests exclusively in the shares of up to seven portfolios of the Scudder Variable Life Investment Fund (the "Fund"), an open-end, diversified investment company managed by Scudder Kemper Investors, Inc. (the "Adviser"). The Fund, at December 31, 1997, consists of the Money Market Portfolio, the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Portfolio, the Growth and Income Portfolio and the Global Discovery Portfolio (collectively referred to as the "Portfolios").

The Adviser receives compensation for its management and advisory services. Total annual compensation received by the Adviser in 1997 and 1996 as a percentage of average net assets was as follows:

                                      1997     1996

Money Market Portfolio                .460%   .460%
Bond Portfolio                        .620%   .610%
Capital Growth Portfolio              .510%   .530%
Balanced Portfolio                    .570%   .600%
International Portfolio              1.000%  1.050%
Growth and Income Portfolio           .580%   .660%
Global Discovery Portfolio           1.500%  1.500%

                   INTRAMERICA VARIABLE ANNUITY ACCOUNT
                 NOTES TO FINANCIAL STATEMENTS, Continued

1.     Organization, continued:

Intramerica has an agreement whereby it reimburses the Fund for its share of the annual operating expenses incurred by the Adviser that exceed 1.50% of the average daily net assets in the International and Global Discovery Portfolios and .75% of the average daily net assets in the remaining Portfolios. Intramerica's share of such excess expenses are determined by the proportion of its investment in the Fund to the total investment of all companies participating in the Fund.

Each subaccount is denominated in units having a distinct value (the "Unit Value"). For each subaccount, the Unit Value for the Contracts on a given date is based on the net asset value of a share of the corresponding Portfolio in which such subaccount invests. When a payment is allocated or an amount is transferred to a subaccount, a number of units is purchased based on the Unit Value of the subaccount. When amounts are transferred out of or deducted from a subaccount, units are redeemed in a similar manner.

Intramerica is domiciled in the State of New York. Under New York insurance regulations, the assets of the Variable Account are the property of Intramerica. The assets of each subaccount attributable to the Contracts, and the income arising therefrom, may not be used to settle the liabilities arising from any other subaccount or from any other business operations of Intramerica. The assets of each subaccount in excess of those attributable to the Contracts, and the income arising therefrom, are available for Intramerica's general use.

2.     Significant Accounting Policies:

Investment Valuation:

Investments made in the Portfolios of the Fund are valued at their respective net asset values. Transactions are recorded on the trade date. Dividend income is recognized when declared in all Portfolios except the Money Market Portfolio, which recognizes income based upon a daily earnings rate. Gains and losses on investments, both realized and unrealized, are determined on the basis of the weighted average cost of the aggregate shares held in each of the Portfolios of the Fund.

Federal Income Taxes:

Under current law, the net income and realized gains and losses attributable to the Contracts are subject to taxation, under certain circumstances, upon the withdrawal of such funds. The Variable Account makes no provision for such future, potentially taxable events as any such taxes that would then become payable would be the responsibility of the owners of the Contracts. Similar items attributable to Intramerica's capital contribution are included in its federal income tax return, with provisions for such tax included in the accounts of Intramerica.

                   INTRAMERICA VARIABLE ANNUITY ACCOUNT
                 NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies, continued:

Federal Income Taxes, continued:

At the present time, Intramerica makes no charge to the Variable Account for any federal, state or local taxes that it incurs which may be attributable to such Account or to the Contracts.

Intramerica, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Contracts.

Use of Estimates in Preparing Financial Statements:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     Charges and Deductions:

Mortality and Expense Risk Charges and Administrative Expenses:

Intramerica assumes certain mortality and expense risks related to the operation of the Variable Account and deducts daily charges from the Contract's values at an annual rate of .40%. Intramerica reserves the right to increase the mortality and expense risk charge to an annual rate of .70%. In addition, similar deductions are made on a daily basis for administrative expenses at an annual rate of .30%.

Records Maintenance Charge:

The Contract permits Intramerica to deduct a records maintenance charge of up to $40 from each Contract at the end of each Contract year to reflect the cost of performing records maintenance. No charge is currently being imposed for records maintenance.

                   INTRAMERICA VARIABLE ANNUITY ACCOUNT
                 NOTES TO FINANCIAL STATEMENTS, Continued


3.     Charges and Deductions, continued:

Transfer Charge:

The Contract permits Intramerica to deduct a transfer charge of $20 for the third and each subsequent transfer request made during a Contract year. No charge is currently being imposed for transfers.

4.     Distribution of the Contracts:

CNL, Inc. ("CNL") is a wholly-owned subsidiary of Leucadia. CNL, which acts as the principal underwriter for the Contracts, is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). CNL receives commissions and underwriting fees directly from Intramerica. CNL and Intramerica have contracted with Scudder Fund Distributors, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer and is a member of the NASD.

                   INTRAMERICA VARIABLE ANNUITY ACCOUNT
                 NOTES TO FINANCIAL STATEMENTS, Continued

5.     Investments:

The following table presents selected data regarding the investments in each of the Portfolios of the Fund at December 31, 1997.

                     Number of                        Net Asset Value
   Portfolio          Shares          Cost          Total      Per Share
   Money Market      4,280,942     $4,280,942     $4,280,942     $1.000
   Bond                286,922      1,953,162      1,971,156      6.870
   Capital Growth      571,930      9,504,174     11,798,925     20.630
   Balanced            340,226      3,597,625      4,525,003     13.300
   International       621,658      8,039,065      8,771,602     14.110
   Growth and Income 1,176,647     11,210,683     13,507,911     11.480
   Global Discovery    260,563      1,684,306      1,844,789      7.080
      Total                       $40,269,957    $46,700,328

The number and cost of Fund shares purchased and sold for the years ended December 31, 1997 and 1996 are as follows:

   Portfolio                 Purchases                     Sales
                         Shares        Cost        Shares          Cost
   1997
   Money Market       16,068,665   $16,068,665    16,090,242   $16,090,242
   Bond                  186,849     1,261,321       190,630     1,301,516
   Capital Growth        414,682     7,657,398       407,442     6,266,388
   Balanced               97,466     1,193,679       106,198     1,085,238
   International         488,217     6,800,791       581,804     7,185,639
   Growth and Income     985,729    10,222,337       652,805     5,733,510
   Global Discovery      226,291     1,500,148       288,236     1,778,987
      Total                        $44,704,339                 $39,441,520

    Portfolio                 Purchases                     Sales
                         Shares        Cost        Shares          Cost
   1996
   Money Market       13,712,100   $13,712,100    13,628,262   $13,628,262
   Bond                   96,890       658,107       110,465       760,531
   Capital Growth        415,234     6,335,702       392,862     5,466,105
   Balanced               79,528       879,968        55,822       552,966
   International         558,944     6,926,694       538,882     6,121,552
   Growth and Income     700,388     5,966,039       453,862     3,385,860
   Global Discovery      438,889     2,668,603       116,381       705,458
      Total                        $37,147,213                 $30,620,734

                     REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors
Intramerica Life Insurance Company:


We have audited the accompanying balance sheets of Intramerica Life Insurance Company (an indirect wholly-owned subsidiary of Leucadia National Corporation) as of December 31, 1997 and 1996 and the related statements of income, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intramerica Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.





COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 20, 1998

                    INTRAMERICA LIFE INSURANCE COMPANY
                              BALANCE SHEETS
                        December 31, 1997 and 1996
                  (Dollars in thousands except par value)

                                                      1997        1996
                   ASSETS
Investments classified as available for sale         $11,320    $61,408
   (Aggregate cost of $11,342 and $62,368)
Investments classified as held to maturity             2,389      2,399
   (Aggregate fair value of $2,385 and $2,373)
Policyholder loans                                                1,888
Accrued investment income                                143        771

   Total investments                                  13,852     66,466

Cash and cash equivalents                              2,137     18,207
Accounts receivable                                                 254
Reinsurance receivable                                52,875         98
Deferred income taxes                                  7,034        955
Deferred policy acquisition costs                                 4,784
Due from affiliates                                      823
Furniture, equipment, and leasehold
   improvements, net                                                320
Assets held in separate account                       46,700     39,052

   Total assets                                     $123,421   $130,136

                   LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits                               $51,057    $53,033
Policy and contract claims                             1,708      1,915
Accounts payable and accrued expenses                  1,366      1,062
Payable to parents and affiliates                                   642
Income taxes payable                                   1,660      2,428
Other liabilities                                     17,320        376
Liabilities related to separate account               46,700     38,524

   Total liabilities                                 119,811     97,980

Stockholders' equity:
   Common stock, $7 par value per share, 300,000
      shares authorized, issued and outstanding        2,100      2,100
   Additional paid-in capital                          1,524     30,662
   Net unrealized gain (loss) on investments             (14)      (606)
   Retained earnings

   Total stockholders' equity                          3,610     32,156

   Total liabilities and stockholders' equity       $123,421   $130,136

 The accompanying notes are an integral part of these financial statements.

                    INTRAMERICA LIFE INSURANCE COMPANY
                           STATEMENTS OF INCOME
           For the years ended December 31, 1997, 1996 and 1995
                          (Dollars in thousands)

                                            1997        1996      1995
Revenues:
   Insurance revenues                                 $13,547    $13,269
   Net investment income                   $4,111       4,955      5,516
   Net securities gains (losses)             (650)        530        320
   Amortization of deferred gain
      on reinsurance                        2,044
   Other                                      304         246        196

      Total revenues                        5,809      19,278     19,301

Benefits and expenses:
   Policyholder benefits and claims             9       9,348     12,034
   Increase (decrease) in future
      policy benefits                           7       1,093     (1,569)
   Administrative and general expenses      3,005       6,773      6,392
   Capitalization of policy
      acquisition costs                                (1,992)    (1,757)
   Amortization of deferred policy
      acquisition costs                                   836        404

      Total benefits and expenses           3,021      16,058     15,504

Income before income taxes                  2,788       3,220      3,797

Income taxes:
   Current                                  7,323       1,250      1,049
   Deferred                                (6,397)       (168)       285

      Total provision for income taxes        926       1,082      1,334


      Net income                           $1,862      $2,138     $2,463





The accompanying notes are an integral part of these financial statements.

                    INTRAMERICA LIFE INSURANCE COMPANY
                    STATEMENTS OF STOCKHOLDERS' EQUITY
           For the years ended December 31, 1997, 1996 and 1995
                  (Dollars in thousands, except par value)

                                                 Net
                           Common             Unrealized
                           Stock, Additional  Gain(Loss)
                          $7 Par    Paid-in      on       Retained
                           Value    Capital  Investments  Earnings  Total


Balance, January 1, 1995  $ 2,100   $35,647   ($1,106)    $3,414   $40,055

Net income                                                 2,463     2,463

Net change in unrealized
   loss on investments                          1,319                1,319

Dividends paid/return
   of capital                        (1,123)              (5,877)   (7,000)

Balance, December 31, 1995  2,100    34,524       213          0    36,837

Net income                                                 2,138     2,138
Net change in unrealized
   gain on investments                           (819)                (819)
Dividends paid/return
   of capital                        (3,862)              (2,138)   (6,000)

Balance, December 31, 1996  2,100    30,662      (606)         0    32,156

Net income                                                 1,862     1,862
Net change in unrealized
   gain on investments                            592                  592
Dividends paid/return
   of capital                       (29,138)              (1,862)  (31,000)

Balance, December 31, 1997  $2,100  $ 1,524      ($14)        $0 $   3,610

 The accompanying notes are an integral part of these financial statements.

                                 INTRAMERICA LIFE INSURANCE COMPANY
                                      STATEMENTS OF CASH FLOWS
                        For the years ended December 31, 1997, 1996 and
1995
                                       (Dollars in thousands)

                                                 1997    1996    1995
Cash flows from operating activities:
Net income                                      $1,862  $2,138  $2,463
Adjustments to reconcile net income to net
   cash provided by (used in) operating
   activities:
   Net security (gains) losses                     650    (530)   (320)
   Depreciation and amortization of
      furniture, equipment, and leasehold
      improvements                                          82      41
   Amortization                                 (2,328)   (241)   (757)
   Net change in:
      Future policy benefits                    (1,763)    425   1,514
      Policy and contract claims                  (207)    284     139
      Accounts receivable and policyholder
         loans                                   2,142    (129)   (131)
      Reinsurance receivable                    (3,419)     11      19
      Accounts payable and accrued
         expenses and payable to parents
         and affiliates                         (1,164)   (213)    650
      Income taxes payable and deferred
         income taxes                           (6,847)    191     261
      Accrued investment income                    628      62     164
      Deferred policy acquisition costs                 (1,156) (1,353)
      Other liabilities                            282      65     (68)
   Proceeds from reinsurance                    19,517
         Net cash provided by (used for)
            operating activities                 9,353     989   2,624

Cash flows from investing activities:
   Purchases of  investments (other than
      short -term)                             (70,440)(61,491)(67,183)
   Proceeds from sales of investments           57,036  29,833  27,751
   Proceeds from maturities of investments      18,666  31,307  60,976
   Net change in investment in separate
      account                                      528    (500)    617
   Purchase of furniture, equipment, and
      leasehold improvements                                      (399)
         Net cash provided by (used for)
            investment activities                5,790    (851) 21,762

Cash flows from financing activities:
   Net change in policyholder
      account balances                            (213)   (301)   (467)
   Dividends paid                              (31,000) (6,000) (7,000)
      Net cash used for financing
         activities                            (31,213) (6,301) (7,467)
      Net increase (decrease) in cash and
         cash equivalents                      (16,070) (6,163) 16,919
   Cash and cash equivalents at January 1,      18,207  24,370   7,451
   Cash and cash equivalents at December 31,   $ 2,137 $18,207 $24,370

Supplemental disclosures of cash flow information:
   Cash paid during the year for:
      Income taxes                              $8,091    $891  $1,073

             The accompanying notes are an integral part of these financial statements.

                    INTRAMERICA LIFE INSURANCE COMPANY
                       NOTES TO FINANCIAL STATEMENTS

1.     Nature of Operations:

Intramerica Life Insurance Company (the "Company") is a stock life insurance company owned 98% by LUK-CPH, Inc. ("CPH"), which is domiciled in the State of Delaware and 2% by Charter National Life Insurance Company ("Charter National"), which is domiciled in the State of Missouri. Through several layers of ownership, CPH is a wholly-owned subsidiary of Charter National. Charter National is a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia"), a publicly traded holding company domiciled in the State of New York.

The Company is a provider of graded benefit life insurance to the age 50 and over population, and variable annuity products, in the State of New York, its state of domicile. These products are marketed on a direct response basis. Effective January 1, 1997, in conjunction with Leucadia's sale of its life and health operations to Conseco, Inc. ("Conseco"), the Company entered into reinsurance agreements which resulted in the Company reinsuring all of its life insurance business with Conseco.

Certain amounts in the prior years' financial statements have been reclassified to conform with the 1997 presentation.

2.     Significant Accounting Policies:

     a.     Statements of Cash Flows

The Company considers short-term investments, which have maturities of less than three months at the time of acquisition, to be cash equivalents. Cash and cash equivalents include short-term investments of approximately $1,842,000 and $17,871,000 at December 31, 1997 and 1996, respectively.

     b.     Investments:

At acquisition, marketable debt and equity securities are designated as either i) held to maturity, which are carried at amortized cost, ii) trading, which are carried at estimated fair value with unrealized gains and losses reflected in results of operations, or iii) available for sale, which are carried at estimated fair value with unrealized gains and losses reflected as a separate component of stockholders' equity, net of taxes. Held to maturity investments are made with the intention of holding such securities to maturity, which the Company has the ability and intent to do. Estimated fair values are principally based on quoted market prices.

                    INTRAMERICA LIFE INSURANCE COMPANY
                 NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies, continued:

     b.     Investments, continued:

The Company had no investments classified as trading securities at December 31, 1997 or 1996.

Policyholder loans are stated at the aggregate unpaid balance.

Gains or losses on sales of investments are determined on a specific cost identification basis.

     c.     Deferred Policy Acquisition Costs:

Policy acquisition costs principally consist of direct response marketing costs and policy issuance expenses. Policy acquisition costs of ordinary life insurance are deferred and amortized over the premium paying period of the related policies in proportion to the ratio of annual premium revenue to the total premium revenue expected. The assumptions used to estimate the future expected premium are consistent with the assumptions used in computing the liabilities for future policy benefits. In conjunction with the Conseco transactions, the Company wrote off its deferred policy acquisition costs associated with its life insurance business.

     d.     Furniture, equipment, and leasehold improvements:

Furniture, equipment, and leasehold improvements are stated at cost, net of accumulated depreciation and amortization of approximately $0 and $135,000 at December 31, 1997 and 1996, respectively. Depreciation and amortization are computed on the straight-line method over the estimated useful lives of the respective assets, not to exceed 10 years for furniture and equipment, and five years for leasehold improvements. In conjunction with the Conseco transaction, the Company sold its furniture, equipment, and leasehold improvements.

     e.     Insurance Revenues and Other Charges:

Premiums for investment oriented insurance ("IOP") products are reflected in a manner similar to a deposit; revenues reflect only mortality charges and other amounts assessed against the holder of the annuity contracts. The principal IOP product offered during the three year period ended December 31, 1997 was a variable annuity ("VA") product. Other life premiums are recognized as revenues when due.

Premiums for the VA products are directed by the policyholder to be invested generally in a unit investment trust solely for the benefit and risk of the policyholder. Such investments are considered a "separate account". Policyholders' accounts are charged for the cost of insurance provided, administrative and certain other charges.

                    INTRAMERICA LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies, continued:

     f.     Future Policy Benefits and Policy and Contract Claims:

Policy reserves for ordinary life and health policies are generally calculated on a net level premium method based upon estimated future investment yields, expected mortality and morbidity based on standard and company development tables with provision for adverse deviation and estimated withdrawals. Interest rate assumptions for life and health policies range from 3% to 6%. Claims and benefits payable for both reported losses and incurred but not reported losses are determined on the basis of past experience and on an individual case basis.

The liabilities for future policy benefits related to single premium deferred annuities are stated at accumulated value which is premiums paid, plus all interest credited to date, less any withdrawals. The average crediting rate was 4% during 1997, 1996 and 1995.

     g.     Pension Plans and Other Postemployment and Postretirement
Benefits:

The Company participated in a non-contributory trusteed pension plan sponsored by LUK-CPG, Inc. ("CPG"), the parent of the Company through several layers of ownership. The plan covers certain Company employees, and generally provides for retirement benefits based on salary and length of service. The plan is funded in amounts sufficient to satisfy minimum
ERISA funding requirements.   The Company's participation in the plan was
terminated at September 30, 1997.

The Company provided health care and other benefits to certain eligible retired employees. The plans (most of which require employee contributions) are unfunded. Liabilities for the plan were assumed by CPH in conjunction with the Conseco transaction.

     h.     Income Taxes:

The Company files a separate federal income tax return.

The Company provides for income taxes using the liability method. The future benefit of certain tax loss carryforwards and future deductions is recorded as an asset and the provisions for income taxes are not reduced for the benefit from utilization of tax loss carryforwards. A valuation allowance is provided if deferred tax assets are not considered more likely than not to be realized.

     i.     Reinsurance:

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Reinsurance recoverables are reported as assets. Premiums earned, losses incurred, loss adjustment expenses and other underwriting expenses are stated net of reinsurance in the statements of income.

                    INTRAMERICA LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS, Continued

2.     Significant Accounting Policies, continued:

     j.     Separate Account Assets and Liabilities:

Separate account assets and liabilities relate to funds received from the Company's variable annuity product. Separate account assets are carried at fair market value. Separate account liabilities represent the policyholders' account value.

     k.     Use of Estimates in Preparing Financial Statements:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     l.     Risks and Uncertainties

The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. The Company believes it manages this risk through modeling of the cash flows under reasonable scenarios. The Company's assets are also subject to credit risk, but this is minimized through a significant concentration in
U. S. government securities.

     3.     Insurance Operations:

The principal insurance products are "Graded Benefit Life" and "Investment Oriented" insurance.

Graded Benefit Life: "Graded Benefit Life" is a guaranteed-issue product. These modified-benefit, whole life policies are offered on an individual basis primarily to persons age 50 to 75, principally in face amounts of $350 to $10,000.

Investment Oriented Products: The Company's principal IOP product is a no-load VA product. The VA product is marketed as an investment vehicle to individuals seeking to defer, for federal income tax purposes, the annual increase in their account balance. Premiums from this VA product either are invested at the policyholders' election in unaffiliated mutual funds where the policyholder bears the entire investment risk or in a fixed account where the funds earn interest at rates determined by the Company. The Company's VA product is currently marketed in conjunction with a mutual fund manager. Premiums received on the VA product were approximately $4,840,000, $3,679,000, and $3,754,000 for the years ended December 31,
1997, 1996 and 1995, respectively.

                    INTRAMERICA LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS, Continued

4.     Reinsurance

In 1997, the Company received from Conseco a premium of $25,000,000 for reinsuring its life insurance business. A gain on this reinsurance of approximately $18,706,000, net of related assets, was deferred. Included in other liabilities at December 31, 1997 is approximately $16,662,000 net of 1997 amortization of approximately $2,044,000. The deferred gain will continue to be amortized into income based on actuarial estimates of the premium revenue of the underlying insurance contracts, or will be recognized earlier if converted to assumption reinsurance.

The effect of reinsurance on insurance revenues for the years ended December 31, 1997, 1996 and 1995, is as follows, in thousands of dollars:

                                 1997        1996        1995

     Direct                     $13,479     $13,554     $13,290
     Ceded                      (13,479)         (7)        (21)

     Net insurance revenues     $     0     $13,547     $13,269

The effect of reinsurance on policyholder benefits and increase in future policy benefits for the years ended December 31, 1997, 1996 and 1995, is as follows, in thousands of dollars:

                                 1997        1996        1995

     Direct                     $10,104     $10,481     $10,446
     Ceded                      (10,088)        (40)         19

     Net policyholder benefits  $    16     $10,441     $10,465


5.     Investments:

Net investment income for the years ended December 31, 1997, 1996 and 1995 was as follows, in thousands of dollars:

                                             1997   1996    1995
     Fixed maturities and cash equivalents  $4,146 $4,920  $5,473
     Other investments                          32    124     133
     Total investment income                 4,178  5,044   5,606
          Less:  Investment expenses           (67)   (89)    (90)
     Net investment income                  $4,111 $4,955  $5,516

                    INTRAMERICA LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS, Continued

5.     Investments, continued:

The amortized cost and estimated fair value of investments classified as available for sale and as held to maturity at December 31, 1997, by contractual maturity, are shown below, in thousands of dollars. Expected maturities are likely to differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                  Available for Sale      Held to Maturity
                                           Estimated             Estimated
                                Amortized    Fair      Amortized   Fair
                                   Cost      Value       Cost      Value
     Due in one year or less     $1,418     $1,420      $2,181    $2,178
     Due after one year through
          five years              3,357      3,351         208       207
     Mortgage-backed securities   6,567      6,549

     Total                      $11,342    $11,320      $2,389    $2,385

At December 31, 1997 and 1996, securities with book values aggregating approximately $2,389,000 and $2,399,000 were on deposit with various regulatory authorities and are classified as held to maturity.

Gross security gains for the years ended December 31, 1997, 1996 and 1995 were approximately $165,000, $572,000 and $320,000, respectively, and gross security losses for the same periods were approximately $815,000, $42,000 and $0, respectively.

The amortized cost, gross unrealized holding gains and losses and estimated fair value of investments classified as available for sale and as held to maturity at December 31, 1997 and 1996 were as follows in thousands of dollars:

                                          Gross        Gross
                                        Unrealized   Unrealized   Estimated
                              Amortized  Holding       Holding      Fair
          1997                   Cost     Gains        Losses       Value
Available for sale:
   U. S. Government agencies
      and authorities           $4,675       $2          ($6)       $4,671
   Corporate  securities           100                                 100
   Mortgage-backed securities    6,567       38          (56)        6,549
   Total investments available
      for sale                 $11,342      $40         ($62)      $11,320

Held to maturity:
   U.S. Government agencies
      and authorities           $2,389       $1           ($5)      $2,385

                    INTRAMERICA LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS, Continued

5.     Investments, continued:

                                          Gross        Gross
                                        Unrealized   Unrealized   Estimated
                              Amortized  Holding       Holding      Fair
          1996                   Cost     Gains        Losses       Value
   Available for sale:
      U. S. Government agencies
         and authorities        $50,758       $2        ($877)      $49,883
      Corporate  securities         101                    (1)          100
      Mortgage-backed securities 11,509       61         (145)       11,425
   Total investments available
      for sale                  $62,368      $63      ($1,023)      $61,408

   Held to maturity:
      U.S. Government agencies
         and authorities        $ 2,399      $ 4         ($30)      $ 2,373

Unrealized gains on separate account assets attributable to the Company (as opposed to the policyholder) were approximately $0 and $28,000 at December 31, 1997 and 1996, respectively.

6.     Income Taxes:

The principal components of the deferred tax assets at December 31, 1997 and 1996 are as follows, in thousands of dollars:

                                                  1997      1996
     Deferred gain- reinsurance                 $5,832
     Insurance reserves and unearned premiums      144      $634
     Unrealized (gain) loss on investments           7       326
     Employee benefits and compensation             90        87
     Policy acquisition costs                      959      (117)
     Other, net                                      2        25

     Net deferred tax asset                     $7,034      $955

The Company believes it is more likely than not that the recorded deferred tax asset will be realized principally from taxable income generated by profitable operations.

The table below reconciles the "expected" statutory federal income tax to the actual income tax expense, in thousands of dollars:

                                           1997    1996     1995
     "Expected" federal income tax         $976   $1,127   $1,329
     Other, net                             (50)     (45)       5

     Total provision for income taxes      $926   $1,082   $1,334

                    INTRAMERICA LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS, Continued

6.     Income Taxes, continued:

Under prior law, the Company had accumulated approximately $2,083,000 of special federal income tax deductions allowed life insurance companies at December 31, 1997. Under certain conditions, this amount could become taxable in future periods. The Company does not anticipate any transactions occurring that would cause these amounts to become taxable.

7.     Pension Plans and Other Postemployment and Postretirement Benefits:

CPG sponsors a non-contributory defined benefit pension plan covering substantially all employees of the Company and other CPG subsidiaries.
Plan benefits are generally based on years of service and employees' compensation during the last years of employment. CPG's policy is to fund the pension cost calculated under the unit credit funding method provided that this amount is at least equal to the Employee Retirement Income Security Act minimum funding requirements and is not greater than the maximum tax deductible amount for the year. Pension cost allocated to the company for participation in the CPG plan amounted to approximately $5,000, $87,000 and $128,000 in 1997, 1996 and 1995, respectively. Separate records for vested benefits and pension fund assets are not maintained for each subsidiary.

In addition to providing pension benefits, CPG provides health care and other benefits to certain eligible retired employees. The plans (most of which require employee contributions) are unfunded. The Company accrues the cost of providing certain postretirement and postemployment benefits during the employees' period of service. Amounts charged to expense related to such benefits were approximately $0, $15,000 and $16,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

The costs allocated to the Company by CPG for participation in the pension plan and other employee benefits are included in general and administrative expenses referenced in Note 7.

8.     Related Party Transactions:

Leucadia, Charter National and CPG affiliates provide the Company with investment advisory, actuarial, electronic data processing and certain other services. Included in administrative and general expenses are approximately $699,000, $2,544,000 and $2,100,000 related to such services for the years ended December 31, 1997, 1996 and 1995, respectively. The Company provided services to Colonial Penn Franklin Insurance Company, an indirect subsidiary of CPH, related to the administration of health insurance policies for which the Company received income of approximately $0, $50,000 and $70,000 in 1997, 1996 and 1995, respectively. The Company paid to CNL, Inc., an indirect subsidiary of Leucadia and the principal underwriter of the Company's annuity products, commissions and expense allowances of approximately $25,000, $18,000 and $19,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

                    INTRAMERICA LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS, Continued

9.     Statutory Information:

The Company also prepares financial statements on a statutory basis for filing with regulatory authorities. These financial statements are prepared on the basis of accounting practices and procedures of the National Association of Insurance Commissioners as prescribed or permitted by the Insurance Department of the State of New York, which differ in certain respects from generally accepted accounting principles.

The Company's reported statutory capital and surplus was $13,014,018 and $24,971,442 at December 31, 1997 and 1996, respectively. The Company's statutory net income reported for the years ended December 31, 1997, 1996 and 1995 was $18,601,702, $1,034,388 and $1,807,129, respectively.

The payment of cash dividends by the Company to its stockholders requires prior approval of the State of New York Insurance Department.

10.     Commitments and Contingencies:

The Company is subject to various litigation which arises in the course of its business. The Company is not currently involved in any litigation.

The Company is a member of state insurance funds which provide certain protection to policyholders of insolvent insurers doing business in those states. Due to insolvencies of certain insurers in recent years, the Company has been assessed certain amounts and is likely to be assessed additional amounts by the state insurance funds. The Company has provided for all anticipated assessments and does not expect any additional assessments to have a material effect on results of operations.

The Company rented office space under a non-cancelable operating lease that expires in 2000. In conjunction with the Conseco transactions, Conseco assumed the obligation for the office lease. Rental expenses charged to operations were approximately $1,000, $90,000 and $216,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

11.     Fair Value of Financial Instruments:

Fair values are based on estimates using present value or other valuation techniques where quoted market prices are not available. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The fair value amounts presented do not purport to represent and should not be considered representative of the underlying "market" or franchise value of the Company.

                    INTRAMERICA LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS, Continued

11.     Fair Value of Financial Instruments, continued:

The methods and assumptions used to estimate the fair values of each class of the financial instruments described below are as follows:

     (a) Investments: The fair values of fixed maturities are substantially based on quoted market prices. It is not practicable to determine the fair value of policyholder loans since such loans generally have no stated maturity, are not separately transferable and are often repaid by reductions to benefits and surrenders.

     (b) Cash equivalents: The statement value of cash equivalents approximates fair value.

     (c) Separate account: Separate account assets and liabilities are carried at market value, which is a reasonable estimate of fair value.

     (d) Investment contract reserves: SPDA reserves are carried at account value, which is a reasonable estimate of fair value.

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996 are as follows, in thousands of dollars:

                                             1997               1996
                                       Carrying   Fair    Carrying   Fair
                                        Amount    Value    Amount    Value
     Financial assets:
          Investments:
               Practicable to estimate
                  fair value            $13,709  $13,705  $63,807   $63,781
               Policyholder loans                           1,888     1,888
          Cash equivalents                1,842    1,842   17,871    17,871
          Separate account               46,700   46,700   39,052    39,052

          Financial liabilities:
               Investment contract
                    reserves                130      130    2,805     2,805
               Separate account          46,700   46,700   38,524    38,524

12.     Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of cash. The Company places its cash with high quality financial institutions. At times such amounts may be in excess of the Federal Deposit Insurance Corporation insurance limits.

                               PART C
                         OTHER INFORMATION
Item 24.   Financial Statements and Exhibits

     (a)Financial Statements
        All required financial statements are included in Part B of this Registration Statement.

     (b)Exhibits

     (1)(a)Resolutions of the Board of Directors of First Charter Life Insurance Company authorizing establishment of the Variable
           Annuity Account                                               i
        (b)Resolutions of the Board of Directors of Intramerica
           regarding the acquisition of the Variable Annuity Account     i
     (2)   Not applicable
     (3)(a)Principal Underwriting Agreement, dated September 1,1989, amended January 25, 1991, by and between First Charter Life Insurance Company on its own behalf and on behalf of First
           Charter Variable Annuity Account, and CNL, Inc.               i
        (b)Amendment, dated October 26, 1992, to the Principal
           Underwriting Agreement                                        i
        (c)Form of Marketing and Solicitation Agreement between
           Scudder Fund Distributors, Inc., First Charter Life
           Insurance Company, CNL, Inc. and First Charter Variable
           Annuity Account                                               i
        (d)Amendment, dated October 26, 1992, to the Marketing and
           Solicitation Agreement                                        i
     (4)(a)Contract for the Flexible Premium Variable Deferred Annuity
           (S 1802)                                                      i
     (5)(a)Application for the Flexible Premium Variable Deferred
           Annuity (A 1802)                                              i
        (b)Financial Questionnaire (B 1802)                              i
     (6)(a)Charter of Intramerica Life Insurance Company                 i
        (b)By-Laws of Intramerica Life Insurance Company                 i
     (7)   Not Applicable
     (8)(a)Participation Agreement dated May 11, 1994, by and between Scudder Variable Life Investment Fund and Intramerica Life
           Insurance Company                                             i
        (b)Reimbursement Agreement dated May 11, 1994, by and between Scudder, Stevens & Clark, Inc. and Intramerica Life Insurance
           Company                                                       i
        (c)General Services and Expense Reimbursement Agreement dated September 1, 1989, between First Charter Life Insurance
           Company and Charter National Life Insurance Company           i
        (d)Purchase Agreement dated February 11, 1998 between
           Intramerica Life Insurance Company, Leucadia National Corporation and Allstate Life Insurance Company
        (e)Form of Coinsurance Agreement between Intramerica Life Insurance Company and Allstate Life Insurance Company of
           New York
        (f)Form of Administrative Services Agreement between
           Intramerica Life Insurance Company and Allstate Life
           Insurance Company of New York
     (9)(a)Opinion and Consent of Counsel                                i
        (b)Consent of Sutherland, Asbill & Brennan
        (c)Consent of Counsel
    (10)   Consent of Independent Accountants
    (11)   Not Applicable
    (12)   Not Applicable
    (13)   Schedule for Computation of Performance Data                  i
    (14)   Power of Attorney

(i) Incorporated by reference to the Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 33-54116, filed on February 26, 1997.

                                 C-1


Item 25.   Directors and Officers of the Depositor

  Name and Principal        Positions and offices
  Business Address*         with Depositor

  Richard G. Petitt         Chairman, President, Director, Chief Executive
  Empire Insurance Group.   Officer and Chief Operating Officer
  122 Fifth Avenue
  New York, NY 10011

  John R. Petrowski         Vice President, General Counsel, Corporate
Empire Insurance Group    Secretary and Director
  122 Fifth Avenue
  New York, NY 10011

  Laura Ulbrandt            Assistant Secretary
  Leucadia National Corporation
  315 Park Avenue South
  New York, NY 10010

  John Burns                Assistant Vice President
  Leucadia National Corporation
  315 Park Avenue South
  New York, NY 10010

  Elizabeth H. Lally        Director
  Four M Corporation
  115 Steven Avenue
  Valhalla, NY  10595

  Mark Hornstein            Director
  Leucadia National Corporation
  315 Park Avenue South
  New York, NY 10010

  Barbara Lowenthal         Vice President
  Leucadia National Corporation
  315 Park Avenue South
  New York, NY 10010

  Timothy C. Sentner        Vice President
  Leucadia National Corporation
  315 Park Avenue South
  New York, NY 10010

  A. Sales Miller           Vice President
  Charter National Life Insurance Co.
  8301 Maryland Avenue
  St. Louis MO  63105


                              C-2



  Name and Principal        Positions and offices
  Business Address*         with Depositor

  Kathleen A. Urbanowicz    Assistant Vice President
  Charter National Life Insurance Co.
  8301 Maryland Avenue
  St. Louis MO  63105

  Joseph A. Orlando         Vice President and Director
  Leucadia National Corporation
  315 Park Avenue South
  New York, NY 10010

  William R. Ziegler        Director
  Parson & Brown
  230 Park Avenue
  New York, NY  10169

* The principal business address of each person listed above, unless otherwise indicated, is Intramerica Life Insurance Company, 9 Ramland Road, Orangeburg, New York 10962.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

Intramerica is the depositor of Intramerica Variable Annuity Account, a separate account. This separate account was originally established by First Charter Life Insurance Company in connection with the sale of Variable Annuity Contracts by First Charter. First Charter was merged with and into Intramerica on November 1, 1992.

Intramerica is an indirect wholly-owned subsidiary of Charter National Life Insurance Company ("Charter"). First Charter was a direct wholly-owned subsidiary of Charter.

Charter is a stock life insurance company incorporated under the laws of Missouri on December 7, 1955. Charter is engaged principally in the offering of insurance products on a direct marketing basis and had assets of $2.041 billion as of December 31, 1997 Charter is admitted to do business in 49 states, the District of Columbia and Puerto Rico. The principal offices of Charter are located at 8301 Maryland Avenue, St. Louis, Missouri 63105, and its telephone number at that address is (314) 725-7575.

Charter is a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. Currently, Leucadia owns all the outstanding stock of CNL, Inc. ("CNL"), the principal underwriter of the
Variable Account.   Pursuant to an agreement between Leucadia and Allstate
Life Insurance Company, it is anticipated that CNL will be sold to Allstate on or about May 31, 1998. CNL, a Missouri corporation, is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Leucadia is a diversified holding company, the common stock of which is traded on the New York Stock Exchange and the Pacific Stock Exchange.








                                 C-3


Set forth below is certain information concerning each of the persons under common control with Intramerica, including state of organization, percentage of voting securities owned or other basis of control and principal business.
                                       Percent of
                        Jurisdiction   Voting
                             of        Securities Principal
Name                    Incorporation  Owned*     Business

Centurion Ins. Co.      New York       100%       Insurance
WMAC Investment Corp.   Wisconsin      100%       Holding Company
Bellpet, Inc.           Delaware       100%       Holding Company
Baldwin-CIS L.L.C.      Delaware       100%       Investments
Conwed Corporation      Delaware       100%       Real Estate
Leucadia Film Corporation Utah         100%       Film Products
Neward Corporation      Delaware       100%       Owner and Operator of
                                                  Oil Wells
Rastin Investing Corp.  Delaware       100%       Investments
HSD Venture             California     100%       Real Estate
American Investment
 Company                Delaware       100%       Holding Company
Leucadia Aviation, Inc. Delaware       100%       Aviation
LNC Investments, Inc.   Delaware       100%       Investments
The Sperry and
  Hutchinson Co., Inc.  New Jersey     100%       Trading Stamps
Leucadia, Inc.          New York       100%       Manufacturing &
                                                  Investments
College Life
  Development Corp.     Indiana        100%       Real Estate
Phlcorp, Inc.           Pennsylvania   100%       Holding Company
Empire Insurance Co.    New York       100%       Insurance
American Investment
  Bank, N.A.            United States  100%       Banking
Wedgewood Investments
  L.L.C.                Delaware       100%       Investments
Leucadia Financial
  Corporation           Utah           100%       Real Estate
AIC Financial Corp.     Delaware       100%       Real Estate
Leucadia Cellars Ltd.   Delaware       100%       Investments
American Investment
  Financial             Utah           100%       Thrift Loan
Allcity Insurance Co.   New York      89.8%       Insurance
Charter National Life
  Insurance Company     Missouri       100%       Insurance
LUK-CP Administrative
  Services, Inc.        Delaware       100%       Administrator
LUK-CPG, Inc.           Delaware       100%       Holding Company
LUK-CPH, Inc.           Delaware       100%       Holding Company
Intramerica Life Ins. Co. New York     100%       Insurance
Leucadia Properties, Inc. Utah         100%       Real Estate
Terracor II             Utah           100%       Real Estate
CPAX, Inc.              Delaware       100%       Holding Company
Rosemary Beach Land
  Company               Florida        100%       Real Estate
Rosemary Beach Cottage
  Rental Co.            Delaware       100%       Real Estate Rental
Professional Data
  Management, Inc.      Indiana        100%       Real Estate
Leucadia Investors, Inc. New York      100%       Investments
Silver Mountain
  Industries, Inc.      Utah           100%       Real Estate
Telluride Properties
  Acquisition, Inc.     Utah           100%       Real Estate

                                     C-4


                                       Percent of
                        Jurisdiction   Voting
                            of         Securities Principal
Name                    Incorporation  Owned*     Business

Baldwin Enterprises, Inc. Colorado     100%       Holding Company
Commercial Loan Insurance
  Company               Wisconsin      100%       Insurance
NSAC, Inc.              Colorado       100%       Real Estate
RERCO, Inc.             Delaware       100%       Finance
330 MAD. PARENT CORP.   Delaware       100%       Investments
WMAC Credit Insurance
  Corp.                 Wisconsin      100%       Insurance
CDS Devco, Inc.         California      80%       Investments
San Elijo Ranch, Inc.   California      68%       Real Estate
RRP, Inc.               Colorado       100%       Real Estate
CDS Holding Corporation Delaware       100%       Holding Company
International Bottlers
  L.L.C.                Delaware        71%       Holding Company
Pepsi International
  Bottlers L.L.C.       Delaware        71%       Holding Company
LUK-REN, Inc.           New York       100%       Real Estate
Pine Ridge Associates,
   L.P.                 Texas           75%       Winery
Leucadia Bottling
   L.L.C.               Utah           100%       Holding Company
Leucadia Power
  Holdings, Inc.        Utah           100%       Holding Company

* Unless otherwise noted, voting securities are owned by Leucadia. A number of subsidiaries of Leucadia are not included on this list. Taken together and considered as a single subsidiary, they would not constitute a significant subsidiary of Leucadia. More detailed information will be supplied upon request. In addition, inactive companies are not included on this list.


Item 27.    Numbers of Contract Owners

As of December 31, 1997there were 1,112 Owners of the flexible premium variable deferred annuity, of which 1,091 were Non-qualified and 21 were Qualified, issued by the Variable Account.

Item 28.    Indemnification

Section 722 of New York General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, against expenses, including attorneys' fee, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, as provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person whose action was finally adjudged to have been knowingly fraudulent, deliberately dishonest or the result of willful misconduct.


                                   C-5


Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of Intramerica and the Variable Account pursuant to the foregoing statute, or otherwise, Intramerica and the Variable Account have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim is made for indemnification against such liabilities (other than the payment by Intramerica or the Variable Account of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), Intramerica or the Variable Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act, and will be governed by the final adjudication of such issue.

Item  29.   Principal Underwriter

CNL is the principal underwriter for the Intramerica Variable Annuity Account, a separate account of Intramerica formed in connection with the distribution of variable annuity contracts by Intramerica. Currently, CNL also acts as principal underwriter for variable annuity contracts and variable life policies issued by the Charter National Variable Account.

The directors and officers of CNL are as follows:
  Name and Principal           Positions and Offices
  Business Address*            with Underwriter

  Richard G. Petitt            Chairman and Director
  Empire Insurance Group
  122 Fifth Avenue
  New York, NY 10011

  A. Sales Miller              President and Director

  John R. Petrowski            Vice President, General Counsel and Director
  Empire Insurance Group
  122 Fifth Avenue
  New York, NY 10011

  Rocco Nittoli                Vice President, Controller and Treasurer
  Empire Insurance Group
  122 Fifth Avenue
  New York, NY 10011

  Kathleen A. Urbanowicz       Vice President and Secretary

* The principal business address of each person listed above, unless otherwise indicated, is Charter National Life Insurance Company, 8301 Maryland Avenue, St. Louis, Missouri 63105.

Item 30.   Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and rules under it are maintained by Intramerica at its Home Office.

Item 31.   Management Services

Not Applicable.

                                   C-6


Item 32.   Undertakings

Intramerica Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Intramerica Life Insurance Company.





                                 C-7



                             SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this amended Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and the State of Missouri on this 23rd day of April, 1998.




                            INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                        (Registrant)




(Seal)                      INTRAMERICA LIFE INSURANCE COMPANY
                                        (Depositor)



Attest: /s/ A. Sales Miller  By:/s/ Kathleen A. Urbanowicz
       A. Sales Miller       Kathleen A. Urbanowicz
       Vice President        Assistant Vice President, Compliance



     As required by the Securities Act of 1933 this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                  Title                        Date



*____________________      Chairman of the Board,       ________
Richard G. Petitt          President and Director
                           (Chief Executive Officer)
                           (Chief Operating Officer)


*____________________      Vice President, General,     ________
John R. Petrowski          Counsel, Corporate Secretary
                           and Director


*____________________      Vice President and Director  ________
Joseph A. Orlando


*____________________      Assistant Vice President     ________
John Burns

Signature                  Title                        Date



*____________________      Vice President               ________
Timothy C. Sentner


*____________________      Director                     ________
Elizabeth H. Lally


*____________________      Vice President               ________
Barbara Lowenthal


*____________________      Assistant Secretary          ________
Laura Ulbrandt


*____________________      Director                     ________
Mark Hornstein


*____________________      Director                     ________
William R. Ziegler


*  Pursuant to Power of Attorney








(Seal)                           Date:   April 23, 1998



Attest: /s/ A. Sales Miller     By: /s/ Kathleen A. Urbanowicz
        A. Sales Miller         Kathleen A. Urbanowicz
        Vice President          Assistant Vice President,
                                Compliance